                                                                    Exhibit 99.1



                                  CORNERSTONE
                                         PROPERTIES


                                 FIRST QUARTER
                                      1999



                              SUPPLEMENTAL PACKAGE


                                                                     MAY 4, 1999

                           Cornerstone Properties Inc.


             Supplemental Information to Quarterly Earnings Release



1)       First Quarter 1999

         -    Balance Sheet

         -    Income Statement

2)       Press Release

3)       Quarterly Fact Sheet

4)       FFO Calculation

5)       Table of Properties

6)       Top Ten Tenants Schedule

7)       Historical Occupancy Schedule

8)       Net Rent and Net Effective Rent Schedule

9)       Lease Expiration Schedule

10)      Tenant Retention Schedule

11)      Leasing Costs and Capital Expenditures

12)      Debt Schedule

13)      Equity Schedule

14)      Minority Sharing in Cash Flows and Residual Proceeds

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE



                              -      BALANCE SHEET
                              -      INCOME STATEMENT

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                          (DOLLAR AMOUNTS IN THOUSANDS)

                                                                                         MARCH 31,                 DECEMBER 31,
                                                                                           1999                        1998
                                                                                           ----                        ----
                                                                                        (UNAUDITED)
ASSETS
Investments, at cost:
       Land                                                                              $   729,323             $   729,323
       Buildings, leasehold interests and improvements                                     3,476,158               3,466,288
       Investment in joint ventures                                                           31,804                  31,500
       Deferred lease costs                                                                  154,824                 144,838
                                                                                         -----------             -----------
                                                                                           4,392,109               4,371,949
       Less: Accumulated depreciation and amortization                                       312,368                 288,448
                                                                                         -----------             -----------
          Total investments                                                                4,079,741               4,083,501

Cash and cash equivalents                                                                     44,088                  61,869
Restricted cash                                                                               14,006                   9,114
Other deferred costs, net of accumulated amortization of $940 and $762                         5,075                   6,153
Deferred tenant receivables                                                                   60,782                  53,802
Tenant and other receivables, net                                                             22,891                  10,557
Other assets                                                                                  53,558                  56,988
                                                                                         -----------             -----------
TOTAL ASSETS                                                                             $ 4,280,141             $ 4,281,984
                                                                                         -----------             -----------
                                                                                         -----------             -----------
LIABILITIES
Long-term debt, inclusive of $23,842 and $25,031 of unamortized premium                  $ 1,504,148             $ 1,532,474
Credit facility                                                                              479,000                 465,000
Accrued interest                                                                              12,095                  10,933
Accrued real estate taxes                                                                     29,324                  16,395
Accounts payable and accrued expenses                                                         40,898                  51,454
Common stockholders' distributions payable                                                         -                  38,163
Unearned revenue and other liabilities                                                        37,100                  23,890
                                                                                         -----------             -----------
TOTAL LIABILITIES                                                                          2,102,565               2,138,309
                                                                                         -----------             -----------

MINORITY INTEREST
Minority interest in operating partnership                                                   287,861                 283,388
Minority interest in joint ventures                                                           23,508                  23,420
                                                                                         -----------             -----------
TOTAL MINORITY INTEREST                                                                      311,369                 306,808
                                                                                         -----------             -----------

Commitments and contingencies

Redeemable preferred stock; 344,828 shares authorized;
   0 shares issued and outstanding                                                                --                      --

STOCKHOLDERS' EQUITY
7% Cumulative convertible preferred stock, $16.50 stated value;
   65,000,000 shares authorized; 3,030,303 shares issued and outstanding                      50,000                  50,000
Common stock, no par value; 250,000,000 shares authorized;
   128,210,784 shares issued and outstanding
Paid-in capital                                                                            1,790,157               1,788,567
Retained earnings                                                                             29,032                       -
Deferred compensation                                                                         (2,982)                 (1,700)
                                                                                         -----------             -----------
TOTAL STOCKHOLDERS' EQUITY                                                                 1,866,207               1,836,867
                                                                                         -----------             -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                               $ 4,280,141             $ 4,281,984
                                                                                         -----------             -----------
                                                                                         -----------             -----------

             CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME
          FOR THE THREE MONTHS ENDED MARCH 31, 1999 AND 1998
       (Dollar amounts in thousands, except per share amounts)



                                                                               (UNAUDITED)            (UNAUDITED)
                                                                              THREE MONTHS           THREE MONTHS
                                                                                 ENDED                   ENDED
                                                                                MARCH 31,               MARCH 31,
                                                                                   1999                   1998
                                                                                   ----                   ----
REVENUES
       Office and parking rentals                                                $ 149,476             $ 75,183
       Earnings in joint ventures                                                      305                 (925)
       Interest and other income                                                     1,984                7,298
                                                                                   -------               ------
           TOTAL REVENUES                                                          151,765               81,556
                                                                                   -------               ------

EXPENSES
       Building operating expenses                                                  31,077               17,089
       Real estate taxes                                                            19,524               11,177
       Interest expense                                                             34,358               15,915
       Depreciation and amortization                                                25,085               10,645
       General and administrative                                                    6,136                2,586
                                                                                   -------               ------
           TOTAL EXPENSES                                                          116,180               57,412
                                                                                   -------               ------
                                                                                    35,585               24,144
                                                                                   -------               ------
Other income (expenses)
      Loss on sale of real estate assets                                                --                 (212)
      Minority interest                                                             (5,923)              (1,178)
                                                                                   -------               ------
Income before cumulative effect of a change in accounting principle                 29,662               22,754
                                                                                   -------               ------
                                                                                   -------               ------
Cumulative effect of a change in accounting principle                                 (630)                  --

NET INCOME                                                                       $  29,032             $ 22,754
                                                                                   -------               ------
                                                                                   -------               ------
Income applicable to preferred stock                                             $    (875)            $   (875)
                                                                                   -------               ------
Income applicable to common stock                                                $  28,157             $ 21,879
                                                                                   -------               ------
                                                                                   -------               ------
Income before cumulative effect of a change in accounting
      principle per common share                                                 $    0.22             $   0.24
                                                                                   -------               ------
                                                                                   -------               ------
Cumulative effect of a change in accounting
      principle per common share                                                 $      --             $     --
                                                                                   -------               ------
                                                                                   -------               ------
Basic income per common share                                                    $    0.22             $   0.24
                                                                                   -------               ------
                                                                                   -------               ------
DILUTED INCOME PER COMMON SHARE                                                  $    0.22             $   0.23
                                                                                   -------               ------
                                                                                   -------               ------

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE



                                - PRESS RELEASE

FOR IMMEDIATE RELEASE
May 3, 1999

FOR ADDITIONAL INFORMATION, CONTACT:
Kevin P. Mahoney                         Thomas P. Loftus
Chief Financial Officer                  Investor Relations
(212) 605-7142                           (212) 605-7131


                           CORNERSTONE PROPERTIES INC.
                      ANNOUNCES FIRST QUARTER 1999 RESULTS


FIRST QUARTER 1999 HIGHLIGHTS

- Same store net operating income up 5.97% year-to-date over the same period in 1998.

- FFO per share for the 1999 first quarter increased more than 9.46% over the first quarter of 1998.

- Year-to-date property net operating income rose 97% over the same period in 1998.

- Occupancy Increases to 96.4%

NEW YORK, NEW YORK (MAY 3, 1999) -- Cornerstone Properties Inc. (NYSE: CPP), a real estate investment trust, announced today results for its first quarter ended March 31, 1999. Funds from operations (FFO) allocated to share/unit holders amounted to $59,363,000, or $0.39 per share/unit calculated on 152,569,000 average diluted total shares/units outstanding, compared to $34,716,000, or $0.36 per share/unit on 97,666,000 average diluted total shares/units outstanding for the three months ended March 31, 1998. The increase in FFO per share/unit was due to internal growth and the accretive impact of the Company's acquisitions over the past twelve months. As defined by NAREIT, funds from operations is net income excluding expenses from debt restructuring, gains (or losses) on sale of property, plus depreciation and amortization.

Year-to-date net operating income before depreciation from Cornerstone Properties' real estate assets increased 97% to $99,636,000 for the 3 months ended March 31, 1999, from $50,525,000 for the comparable period in 1998.

Net income for the first quarter of 1999 grew to $29,032,000 compared to $22,754,000 in the first quarter of 1998.

"While the downturn in the REIT capital market has been hard felt by equity investors, we continue to deliver solid earnings which meet or exceed expectations" said John S. Moody, President and CEO.

"Our leasing activity and strong property operations have continually given rise to strong reliable earnings since our IPO in 1997."

QUARTERLY DIVIDEND DECLARED

The Company declared a quarterly dividend of $0.30 per common share payable on May 28, 1999 for common stockholders of record as of April 30, 1999.

"SAME STORE" REVENUE GROWTH CONTINUES

The Company achieved year-to-date "same store" net operating income growth of 5.97% at the 16 properties owned over the same period. This increase is due to a 4.65% increase in revenues while expenses increased only 2.32% and reflects the strengthening of fundamentals in the Company's core markets.

PROPERTY MANAGEMENT TAKEOVER COMPLETED

During 1999, the Company completed the internalization of property management at 125 Summer Street and Sixty State Street in Boston and One Memorial Drive in Cambridge. Property Management had previously been outsourced at all three of these properties.

OCCUPANCY INCREASES TO 96.4%

During the first quarter of 1999, the Company leased approximately 660,000 square feet, increasing occupancy from 95.6% to 96.4%. The major portion of the increase in occupancy came from the assets purchased in the William Wilson Transaction, where occupancy increased from 92.3% to 94.4%.

Major transactions included approximately 120,000 square feet at Seaport Centre in Redwood City, California, and over 50,000 square feet of positive absorption in Orange County, California.

NATIONAL MANAGEMENT ORGANIZATION ANNOUNCED

John S. Moody, President and CEO announced a new management structure had been implemented for Cornerstone on a national basis.

H. Lee Van Boven, formerly Chief Operating Officer and General Counsel of William Wilson and Associates, has been named Chief Operating Officer of Cornerstone in addition to General Counsel and will oversee Management and Leasing as well as Human Resources and Legal.

Executive Vice President Rodney C. Dimock will oversee Investor Relations and Public Relations as well as assume responsibility for Corporate Strategy, Communications and Private Equity Finance. Mr. Dimock will also spearhead our efforts to develop alternative revenue sources and manage expenses.

Senior Vice President Stephen J. Pilch has been named national Director of Management and Leasing. Senior Vice President A. Robert Paratte has been named national Director of Leasing.

Senior Vice President and Chief Financial Officer Kevin P. Mahoney will be responsible for all Finance functions nationally, including MIS and property accounting.

"We believe this management structure will help us achieve a true integration and provide a consistent and uniform approach for the conduct of our business on a national basis," commented John S. Moody, President and CEO.

SUPPLEMENTAL EARNINGS RELEASE AVAILABLE AT WWW.CSTONEPROP.COM

The First Quarter 1999 Supplemental Earnings Release is available in PDF-format at WWW.CSTONEPROP.COM (click on Investor Relations).

Cornerstone Properties Inc. is a self-administered equity real estate investment trust (REIT) investing in Class A office properties in prime locations in major suburban markets and prime central business districts. The Company, through its subsidiaries, currently owns interests in 96 Class A office properties throughout the United States totaling approximately 21 million square feet. Headquartered in New York City, Cornerstone's stock is traded on the New York Stock Exchange under the ticker symbol CPP.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, MANY OF WHICH CANNOT BE PREDICTED WITH ACCURACY, THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF CORNERSTONE TO DIFFER MATERIALLY FROM THOSE REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS. INFORMATION CONTAINED IN THIS PRESS RELEASE REGARDING CURRENT AND FUTURE MARKET CONDITIONS IS BASED ON CORNERSTONE'S ASSESSMENT OF REAL ESTATE MARKETS AS OF THIS DATE AND IS SUBJECT TO THE UNCERTAINTIES INHERENT IN SUCH AN ASSESSMENT. IN PARTICULAR, BUT NOT EXCLUSIVELY, NATIONAL AND REGIONAL ECONOMIC CONDITIONS, THE RATE OF NEW CONSTRUCTION, AND DEMAND AND SUPPLY IN A GIVEN MARKET WILL AFFECT LEASING ACTIVITY, PROJECTED RENTS AND THE COST OF LEASE RENEWALS.


                               [Tables to Follow]



                                      # # #

FOR MORE INFORMATION ON CORNERSTONE PROPERTIES VISIT CORNERSTONE PROPERTIES' WEB SITE AT HTTP://WWW.CSTONEPROP.COM

                           CORNERSTONE PROPERTIES INC.
                              FUNDS FROM OPERATIONS
                                 MARCH 31, 1999

                                                             3 MONTHS ENDED         3 MONTHS ENDED
                                                                   3/31/99              3/31/98
                                                                   -------              -------
                                                            (in thousands, except per share amounts)

Rental Income (1)                                               $ 150,798               $ 80,351
Building Operating Expenses (1)                                    51,162                 29,826
                                                                ---------               --------
Building Net Operating Income                                      99,636                 50,525
                                                                ---------               --------
Corporate General and Administrative (1) (2)                       (7,317)                (2,586)
Interest and Other  Income                                          3,632                  3,628
                                                                ---------               --------
EBITDA                                                             95,951                 51,567
                                                                ---------               --------
Interest Expense (1)                                              (34,660)               (15,915)
Minority Adjustments                                               (2,128)                (1,509)
Rent Notes                                                              -                    368
                                                                ---------               --------
Funds From Operations                                              59,163                 34,511
Interest on Convertible Debt                                          200                    205
                                                                ---------               --------
Funds From Operations (Adjusted for
       convertible debt)                                        $  59,363               $ 34,716
                                                                ---------               --------
Weighted Average Diluted Shares/Units                             152,569                 97,666
FFO PER SHARE/UNIT (DILUTED)                                    $    0.39               $   0.36
Less: Capital Expenditures Per Share/Unit                            0.04                   0.02
                                                                ---------               --------
AFFO Per Share/Unit                                             $    0.35               $   0.34
                                                                ---------               --------
Funds From Operations                                           $  59,163               $ 34,511
Less: Preferred Dividends                                            (875)                  (875)
Less: Recurring Lease Costs and
       Capital Expenditures (3)                                    (5,462)                (1,885)
Less: Straight Line Rents Adjusted For
       Minority Interest                                           (6,870)                (3,146)
                                                                ---------               --------
Funds Available for Distribution                                $  45,956               $ 28,605
                                                                ---------               --------

Weighted Average Common Shares and Units
       Outstanding                                                148,544                 93,369
Funds Available for Distribution Per Share/Unit                 $    0.31               $   0.31
Distribution Per Share/Unit                                     $    0.30               $   0.30


(1) For the three months ended March 31, 1999 rental income has been increased by $1,322,000, building operating expenses have been increased by $561,000, corporate general and administrative expense has been increased by $1,428,000, interest and other income has been increased by $1,648,000 and interest expense has been increased by $302,000 in order to show Cornerstone's equity investments had they been consolidated. For the three months ended March 31, 1998 rental income has been increased by $5,168,000, building expenses have been increased by $1,560,000 and interest and other income has been reduced by $3,670,000 in order to show Cornerstone's equity investments had they been consolidated.

(2) Non-recurring merger severance costs of $247,000 have been deducted from general and administrative expenses.

(3) Based on a five year 1995-1999 average of recurring (non revenue generating) tenant leasing costs of $8.53 per square foot leased times the five year (1999-2003) average quarterly lease expiration (adjusted for minority interest) of 563,266 square feet or $4,804,659, plus a capital expenditure reserve (adjusted for minority interest) of $0.13 per square foot ($657,295).

Year to date the Company has incurred $3,379,304 in recurring tenant costs (adjusted for minority interest) in leasing 423,705 square feet or a cost of $7.98 per square foot. Year to date the Company has incurred $917,086 in recurring capital costs (adjusted for minority interest) or $0.18 per square foot on an annualized basis.

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE




                                  - FACT SHEET

                           CORNERSTONE PROPERTIES INC.
                              QUARTERLY FACT SHEET



1999 COMMON DIVIDENDS                                                                RECORD DATE        PAYMENT DATE
---------------------                                                                -----------        ------------
2nd Quarter 1999                                                                      4/30/99              5/28/99
3rd Quarter 1999                                                                      7/30/99              8/31/99
4th Quarter 1999                                                                     10/29/99             11/30/99
1st Quarter 2000                                                                      1/31/00              2/29/00

EARNINGS RELEASE/ QUARTERLY CONFERENCE CALL
2nd Quarter 1999                                                                       8/3/99
3rd Quarter 1999                                                                      11/2/99
4th Quarter 1999                                                                      2/24/00
1st Quarter 2000                                                                       5/2/00

                                                                                               CURRENT QUARTER
1ST QUARTER RESULTS                                                                      1999                1998
-------------------                                                                      ----                ----
FFO Per Share                                                                      $     0.39          $      0.36
AFFO Per Share                                                                     $     0.35          $      0.34
FAD Per Share                                                                      $     0.31          $      0.31
FFO Payout Ratio                                                                           77%                  84%
AFFO Payout Ratio                                                                          86%                  89%
FAD Payout Ratio                                                                           97%                  98%
Same Store NOI Growth                                                                    5.97%                1.19%
EBITDA Interest Coverage                                                                 2.74                 3.19
Fixed Charge Coverage                                                                    2.65                 3.02
Recurring Leasing Costs Per Square Foot Leased(1)                                  $     7.98          $      6.83
Non-Recurring Leasing Costs Per Square Foot Leased(1)                              $    21.95          $     14.95
Recurring Capital Expenditures Per Square Foot(1)(2)                               $     0.18          $      0.05
Non-Recurring Capital Expenditures Per Square Foot(1)(2)                           $     0.06          $      0.06

Parking Revenues (included in Office and Parking)                                  $7,007,187          $ 4,859,522
Parking Expense (included in Building Operating Expense)                           $  698,341          $   638,930
Net Parking Income                                                                 $6,308,846          $ 4,220,592

Straight Line Rents (adjusted for minority interest)                               $6,870,000          $ 3,146,000

Expiring Rents                                                                     $    23.45                NA
Rents on New leases                                                                $    29.41                NA
Percentage Increase                                                                        25%               NA


(1) Leasing and capital expenditures for 1998 have been restated to reflect the sale of The Frick Building in April of 1998.

(2)  Capital expenditures per square foot are reported on an annualized basis.

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE



                               - FFO CALCULATION

                           CORNERSTONE PROPERTIES INC.
                              FUNDS FROM OPERATIONS
                             MARCH 31, 1999 AND 1998


                                                                      Three Months        Three Months
                                                                          Ended              Ended
                                                                         March 31,          March 31,
                                                                          1999                1998
                                                                          ----                ----
                                                                   (in thousands, except per share amounts)
Net Income                                                               $ 29,032           $ 22,754

 NAREIT Adjustments:
   Depreciation and Amortization (1)                                       25,085             10,645
   Minority Adjustments                                                      (677)              (467)
   Unconsolidated Depreciation (2)                                            373                863
   Cumulative Effect of a Change in
        Accounting Principle                                                  630                  -
   Loss on Sale of Assets                                                       -                212

 Other Adjustments:
   Amortization on Rent Notes                                                   -                368
   Severance Payments                                                         247                  -
   Minority Interest Allocated to Unitholders                               4,473                136
                                                                         --------           --------
 Funds From Operations                                                   $ 59,163            $34,511

 Interest Expense On Convertible Note                                          200               205
                                                                          --------          --------
 Funds From Operations                                                    $ 59,363           $34,716
                                                                           --------         --------
                                                                           --------         --------
 Weighted Average Diluted Shares/Units Outstanding                          152,569           97,666

 FFO Per Share/Unit                                                       $    0.39          $  0.36
                                                                           --------         --------
                                                                           --------         --------

(1) The depreciation and amortization adjustment includes $1,003,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquistion.

(2) The unconsolidated depreciation adjustment includes $169,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquistion.

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE




                             - TABLE OF PROPERTIES

                           CORNERSTONE PROPERTIES INC.
                               TABLE OF PROPERTIES
                              AS OF MARCH 31, 1999



                                                                                                                          REMAINING
        REGION            PROPERTY                        TOTAL RENTABLE  CORNERSTONE         YEAR      CURRENT   TOTAL   AVG TERM
         NAME               NAME                           SQUARE FEET    INTEREST (1)    CONSTRUCTED  OCCUPANCY  LEASES (IN YEARS)
         ----               ----                           -----------    ------------    -----------  ---------  ------  ----------
   BOSTON, MASSACHUSETTS
                 (2)Sixty State Street                        823,014      100.0%            1979         100.0%     34       8.4
                    500 Boylston Street                       714,513       91.5%            1988         100.0%     16       5.9
                    222 Berkeley Street                       530,884       91.5%            1991         100.0%     28       6.0
                    125 Summer Street                         463,691      100.0%            1989          94.0%     23       3.8
                 (3)One Memorial Drive                        352,764      100.0%            1985          99.8%     12       5.7
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                            2,884,866                                      99.0%    113       6.3


   SAN MATEO COUNTY, CALIFORNIA
                (10)Bayhill  (4 buildings)                    514,704      100.0%        1982 - 1987       87.4%     37       4.2
                 (4)Peninsula Office Park (7 buildings)       492,044      100.0%        1971 - 1998       97.7%     36       5.6
                 (4)Seaport Centre                            463,019      100.0%            1988          91.1%     12       6.5
                 (4)Bay Park Plaza (2 buildings)              257,058      100.0%        1985 - 1998       98.2%     15       5.5
                 (4)One Bay Plaza                             176,533      100.0%            1979         100.0%     45       2.6
                 (4)Belmont Shores                            141,643      100.0%            1983          96.5%     13       3.8
                 (4)1300 South El Camino                       84,441      100.0%            1986          98.8%     10       3.8
                 (4)66 Bovet                                   43,968      100.0%            1968          89.3%     15       1.8
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                            2,173,410                                      93.9%    183       5.0


   EAST BAY, CALIFORNIA
                (10)Corporate Centre (2 buildings)            329,357      100.0%        1985 - 1987       96.2%     56       3.7
                 (4)ADP Plaza (2 buildings)                   299,627      100.0%        1987 - 1989       96.5%     27       3.1
                 (4)PeopleSoft                                279,931      100.0%            1984          99.1%      6       7.7
                 (4)Norris Tech (3 buildings)                 260,513      100.0%        1984 - 1990       96.3%      6       5.7
                 (4)Golden Bear Center                        160,587      100.0%            1986          99.6%     20       4.6
                 (4)2700 Ygnacio Valley Road                  103,214      100.0%            1984          86.0%     22       2.6
                 (4)Park Plaza                                 87,040      100.0%            1986         100.0%      9       4.8
                 (4)1600 South Main                            83,277      100.0%            1983         100.0%     18       2.7
                 (4)Foothill Corporate Center                  70,355      100.0%            1982          96.7%     21       1.6
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                            1,673,901                                      96.9%    185       4.5


   ATLANTA, GEORGIA
                 (5)191 Peachtree Street                    1,215,288       80.0%            1991          97.3%     33       7.3
                    200 Galleria                              432,698      100.0%            1985          95.0%     56       3.1
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                            1,647,986                                      96.7%     89       6.2


   SEATTLE, WASHINGTON
                 (6)Washington Mutual Tower                 1,154,560       50.0%            1988          99.5%     89       6.0
                 (4)110 Atrium Place                          214,081      100.0%            1981          99.0%     29       3.7
                 (4)Island Corporate Center                   100,075      100.0%            1987          95.0%     21       3.1
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                            1,468,716                                      99.1%    139       5.5


   SANTA CLARA COUNTY, CALIFORNIA
              (4)(7)Pruneyard Office (3 buildings)            354,910      100.0%        1971 - 1999       99.2%     68       4.7
                 (4)10 Almaden                                299,684      100.0%            1989          98.2%     23       7.0
                 (4)Pruneyard Shopping Center                 252,210      100.0%           1970s          94.2%     50       7.1
                 (4)Embarcadero Place (4 buildings)           192,081      100.0%            1984         100.0%      8       3.8
              (4)(8)Pruneyard Inn                              90,000      100.0%            1989
                 (4)First American Plaza                       82,596      100.0%            1971          93.0%     18       3.6
                 (4)490 California                             24,539      100.0%            1985         100.0%      3       5.0
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                            1,296,020                                      97.6%    170       5.5


   DENVER, COLORADO
                    One Norwest Center                      1,187,852      100.0%            1983          97.2%     51       7.4
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                            1,187,852                                      97.2%     51       7.4

                                                                                                                          REMAINING
        REGION          PROPERTY                          TOTAL RENTABLE  CORNERSTONE         YEAR      CURRENT   TOTAL   AVG TERM
         NAME             NAME                             SQUARE FEET    INTEREST (1)    CONSTRUCTED  OCCUPANCY  LEASES (IN YEARS)
         ----             ----                             -----------    ------------    -----------  ---------  ------  ----------
   SAN FRANCISCO, CALIFORNIA
                 (4)120 Montgomery                            415,202       66.7%            1955          93.1%     91       3.1
                 (4)One Post                                  388,055       50.0%            1969          99.1%     33       6.6
                 (9)201 California                            240,230      100.0%            1980         100.0%      8       2.4
                 (4)188 Embarcadero                            85,183      100.0%            1985          98.9%     12       3.9
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                            1,128,670                                      97.1%    144       4.3


   MINNEAPOLIS, MINNESOTA
                (10)Norwest Center                          1,117,439       50.0%            1988          99.7%     33      10.7
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                            1,117,439                                      99.7%     33      10.7


   WASHINGTON, D.C. / ALEXANDRIA, VIRGINIA
                (11)Market Square                             688,709       70.0%            1990          98.1%     53       7.5
                    99 Canal Center                           137,945      100.0%            1986          98.4%     17       3.1
                    TransPotomac Plaza                         96,278      100.0%            1983          96.4%     11       5.6
                    11 Canal Center                            70,365      100.0%            1986          95.5%      7       7.1
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                              993,297                                      97.8%     88       6.7


   SUBURBAN CHICAGO, ILLINOIS
                (12)Corporate 500 Centre                      679,039      100.0%         1986/1990        95.5%     40       5.3
                    One Lincoln Centre                        297,040      100.0%            1986          91.6%     42       2.5
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                              976,079                                      94.3%     82       4.5


   SANTA MONICA/WEST LOS ANGELES, CALIFORNIA
                (10)West Wilshire (2 buildings)               235,703      100.0%        1960 - 1976       94.2%     51       3.8
                 (9)Wilshire Palisades                        186,714      100.0%            1981          99.5%     15       3.9
             (4)(13)Janss Court                               125,709      100.0%            1989          96.5%     19       6.1
                 (4)Searise Office Tower                      122,302      100.0%            1975          95.1%     25       5.0
                 (4)Commerce Park                              94,441      100.0%            1977          73.9%     11       5.0
                 (4)429 Santa Monica                           80,539      100.0%            1982          83.8%     33       1.8
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                              845,408                                      92.6%    154       4.3


   ORANGE COUNTY, CALIFORNIA
                 (4)Bixby Ranch                               277,289      100.0%            1987          97.8%     47       3.1
                 (4)18301 Von Karman                          219,508      100.0%            1991          77.4%     30       4.1
                 (4)2677 North Main                           213,089      100.0%            1987          80.7%     20       2.7
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                              709,886                                      86.4%     97       3.3


   CHARLOTTE, NORTH CAROLINA
                    Charlotte Plaza                           612,728      100.0%            1982          99.2%     47       6.0
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                              612,728                                      99.2%     47       6.0


   ARIZONA
                (10)Gateway (2 buildings)                     212,257      100.0%        1984 - 1985       99.5%     35       3.2
                 (4)Biltmore Lakes                            207,270      100.0%            1982          97.1%     42       2.9
                 (4)Scottsdale Centre                         166,382      100.0%            1985          88.5%     44       3.0
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                              585,909                                      95.5%    121       3.1


   SAN DIEGO, CALIFORNIA
                 (4)Centerside II                             286,949      100.0%            1987          89.5%     40       3.5
                 (4)Crossroads                                133,650      100.0%            1983         100.4%     12       4.3
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                              420,599                                      93.0%     52       3.8

                                                                                                                          REMAINING
        REGION          PROPERTY                          TOTAL RENTABLE  CORNERSTONE         YEAR      CURRENT   TOTAL    AVG TERM
         NAME             NAME                             SQUARE FEET    INTEREST (1)    CONSTRUCTED  OCCUPANCY  LEASES  (IN YEARS)
         ----             ----                             -----------    ------------    -----------  ---------  ------  ----------
   LOS ANGELES, CALIFORNIA
                 (4)700 North Brand                           202,531      100.0%            1981          93.1%     16       4.6
                 (4)Tri-Center Plaza                          141,732      100.0%            1990         100.0%     12       4.7
                 (4)Warner Park Center                         57,366      100.0%            1986         100.0%      8       2.0
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                              401,629                                      96.5%     36       4.2


   NEW YORK CITY, NEW YORK
                    527 Madison Avenue                        215,332      100.0%            1986          94.2%     20       4.8
                    Tower 56                                  163,633      100.0%            1983          98.5%     43       2.8
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                              378,965                                      96.1%     63       3.9


   CONEJO VALLEY (VENTURA), CALIFORNIA
                (10)Westlake Spectrum (2 buildings)           119,501      100.0%            1990         100.0%     10       2.8
                 (4)Agoura Hills                              115,265      100.0%            1987          86.8%      9       2.9
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                              234,766                                      93.5%     19       2.8


   OTHER REGIONS
                 (4)U.S. West (Murray, Utah)                  136,608      100.0%            1985          90.8%     15       3.6
                 (4)Exposition Centre (Sacramento, CA)         72,971      100.0%            1984          70.3%     13       3.4
                                                        -------------                                    ------   -----      ----
                    REGION TOTAL                              209,579                                      83.6%     28       3.6


                                                        -------------                                    ------   -----      ----
                    TOTAL PORTFOLIO                        20,947,705                                      96.4%  1,894       5.6
                (14)Minority Interest Adjustment             (723,234)
                                                        -------------                                    ------
                    CORNERSTONE PORTFOLIO                  20,224,471                                      96.3%
                    Adjustment For Pruneyard Inn              (90,000)
                                                        -------------                                    ------
                    CORNERSTONE OFFICE PORTFOLIO           20,134,471

                           CORNERSTONE PROPERTIES INC.
                               TABLE OF PROPERTIES
                                    FOOTNOTES

-----------------------

(1) Unless noted below, cash flow and residual proceeds will be distributed to Cornerstone according to its percentage interest.

(2) On December 31, 1997, the Company purchased the second mortgage on Sixty State Street. The mortgage is a cash flow mortgage through which all the economic benefits/risks (subject to the first mortgage) will inure to the Company. The Company controls all major decisions regarding management and leasing. The total purchase price for the second mortgage was $131.5 million.

(3)  The Property was acquired by the Company in April 1998.

(4)  Property acquired as a result of the Wilson acquisition in December 1998.

(5) While the Company's stated interest in the partnership that owns 191 Peachtree Street is 80%, its economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $145 million, which earns interest at 9.375%, and will receive a priority distribution on its acquired capital base. The partner in the transaction, CH Associates, Ltd., receives an annual incentive distribution of $250,000 which the Company expects it will continue to receive under the partnership agreement through February 28, 2000, with the Company receiving the remainder of the cash flow of the property.

(6) While the Company's stated interest in the partnership which owns Washington Mutual Tower is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the quarter ended March 31, 1999, the Company received 100% of the cash distributions from the partnership that owns Washington Mutual Tower.

(7) Pruneyard Place construction was completed and occupied on April 1, 1999. The building was entirely pre-leased.

(8) The Pruneyard Inn is a 118-room three-story hotel. The property is currently undergoing a 25,000 square foot expansion, which will accommodate 54 new rooms.

(9)  The Property was acquired by the Company in June 1998.

(10) While the Company's stated interest in the partnership which owns Norwest Center is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the quarter ended March 31, 1999, the Company's share of earnings and cash distributions from the partnership that owns Norwest Center was 74.5%.

(11) During 1998, through a series of transactions, the Company acquired partnership interests with a stated interest of approximately 70% in the partnerships that own Market Square. The Company's economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $181 million which earns interest at 9.75%, and will receive a priority distribution on its acquired capital base. In addition, the Company acquired a "buffer loan", with accrued principal and interest of $49.0 million at purchase, which accrues interest at a rate of 11% per annum and is payable from cash flow, refinancing or sales proceeds from Market Square in excess of the first mortgage. During the quarter ended March 31, 1999, the Company received 100% of the cash flow from the Property.

(12) The Property was acquired by the Company in January 1998.

(13) Janss Court is a seven-story, 125,000 square foot Class A mixed-use building. Along with 92,000 square feet of retail and office space, Janss Court offers 32 apartments for a total of 33,000 rentable square feet of residential space.

(14) Rentable square feet include an adjustment for the interest of a joint venture or minority partner. Calculations are based on the partners' percentage interest in the cash flows of the property.

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE





                           - TOP TEN TENANTS SCHEDULE

                           CORNERSTONE PROPERTIES INC.
                            TOP TEN TENANTS SCHEDULE
                              AS OF MARCH 31, 1999



The Company's tenants include local, regional, and international companies engaged in a wide variety of businesses. The following table sets forth, as of March 31, 1999, information concerning the ten largest tenants (ranked by Full Service Straight-Line Rent, adjusted for the interest of a joint venture or minority partner, as of that date) occupying the Properties. "Full Service Straight-Line Rent" is Straight-Line Rent plus annual operating expense recoveries. "Straight-Line Rent" means the annual average of all actual rent required to be paid through the term of the lease calculated in accordance with GAAP. Full Service Straight-Line Rent does not reflect the cost of any leasing commissions or tenant improvements.




                                         STRAIGHT-LINE       EXPENSE           FULL SERVICE       PERCENT  SCHEDULED      RENTABLE
                      TENANT                 RENT          RECOVERIES       STRAIGHT-LINE RENT    OF TOTAL EXPIRATION   SQUARE FEET
                      ------                 ----          ----------       ------------------    -------------------   -----------

(1)(3)(4)Norwest Corporation [Wells Fargo]   $ 18,754,426      $ 9,701,507         $ 28,455,933       5%     May-00         14,019
                                                                                                             Aug-01          7,200
                                                                                                             Oct-01          1,796
                                                                                                             Jan-02         12,898
                                                                                                             Feb-03         12,601
                                                                                                             Jul-03        143,103
                                                                                                             Aug-04         29,810
                                                                                                             Oct-04         13,692
                                                                                                             Jul-13        401,735
                                                                                                             Aug-18        336,054
                                                                                                                        -----------
                                                                                                                           972,908

  (1)(4)Massachusetts Financial Services        9,015,212        4,378,355           13,393,567       2%     Feb-03        328,540

  (1)Hale & Dorr                                8,596,109        4,454,436           13,050,545       2%     Feb-04          1,066
                                                                                                             Jun-13        318,435
                                                                                                                        -----------
                                                                                                                           319,501

  (1)Wachovia Bank                              9,061,416        3,276,000           12,337,416       2%     Sep-03          7,730
                                                                                                             Dec-08        380,442
                                                                                                                        -----------
                                                                                                                           388,172

  (1)King & Spalding                            8,168,292        2,744,076           10,912,368       2%     Mar-06        314,443

  (1)Deloitte & Touche                          6,126,432        2,710,866            8,837,298       2%     Oct-99        129,614
                                                                                                             Jun-08         84,947
                                                                                                                        -----------
                                                                                                                           214,561

  (1)(4)The New England Life                    4,730,952        2,656,627            7,387,579       1%     Aug-07          4,085
                                                                                                             Sep-08        194,969
                                                                                                                        -----------
                                                                                                                           199,054

  (2)Perkins Coie                               6,678,717          540,058            7,218,775       1%     Jul-03          6,811
                                                                                                             Jul-04         23,775
                                                                                                             Dec-11        209,541
                                                                                                                        -----------
                                                                                                                           240,127

  (2)First Union                                6,263,184          151,824            6,415,008       1%     Jun-00         27,210
                                                                                                             Aug-00         22,884
                                                                                                             Mar-01         22,520
                                                                                                             Aug-01         46,097
                                                                                                             Feb-02         23,421
                                                                                                             Sep-02         22,366
                                                                                                             Mar-04         23,190
                                                                                                             Aug-08         46,072
                                                                                                             Mar-09         23,105
                                                                                                             Mar-10         46,768
                                                                                                             Mar-11         47,542
                                                                                                             Apr-14          3,905
                                                                                                                        -----------
                                                                                                                           355,080

  (1)(4)Houghton Mifflin                        3,161,276        2,995,724            6,157,000       1%     Feb-07        225,883
                                              -----------      -----------          -----------      ---                ----------

     TOTAL TOP 10 TENANTS                    $ 80,556,016     $ 33,609,473        $ 114,165,489      20%                 3,558,269
                                              -----------      -----------          -----------      ---                ----------
                                              -----------      -----------          -----------      ---                ----------
                                              -----------      -----------          -----------                         ----------
  (4)TOTAL PORTFOLIO                        $ 463,644,093    $ 104,476,094        $ 568,120,187                         19,392,131
                                              -----------      -----------          -----------                         ----------
                                              -----------      -----------          -----------                         ----------

                           CORNERSTONE PROPERTIES INC.
                            TOP TEN TENANTS SCHEDULE
                                    FOOTNOTES



----------------------------

(1)  Net Lease.

(2)  Gross Lease.

(3) Norwest Corporation [Wells Fargo] includes all space associated with Norwest Corporation, Norwest Bank Denver N.A. and Wells Fargo Bank.

(4) Straight-Line Rent and rentable square feet include an adjustment for the interest of a joint venture or minority partner. Calculations are based on the partners' 1999 percentage participation in the cash flows of the property. Note: Supplemental packages prior to the Fourth Quarter 1998 package did not include an adjustment for minority interest in the schedule of Top Ten Tenants.

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE





                        - HISTORICAL OCCUPANCY SCHEDULE

                           CORNERSTONE PROPERTIES INC.
                          Historical Occupancy Schedule
                              As of March 31, 1999



REGION                                          TOTAL RENTABLE
NAME                                              SQUARE FEET     1995          1996           1997          1998           1999
----                                              -----------     ----          ----           ----          ----           ----
   Boston, Massachusetts                               2,884,866      94%          100%            99%           99%            99%

   San Mateo County, California                        2,173,410      --            --             --            88%            94%

   East Bay, California                                1,673,901      --            --             --            96%            97%

   Atlanta, Georgia                                    1,647,986      --            --             94%           97%            97%

   Seattle, Washington                                 1,468,716      97%           97%            97%           99%            99%

(1)Santa Clara County, California                      1,206,020      --            --             --            99%            98%

   Denver, Colorado                                    1,187,852      98%           99%            99%           97%            97%

   San Francisco, California                           1,128,670      --            --             --            98%            97%

   Minneapolis, Minnesota                              1,117,439     100%          100%            98%          100%           100%

   Washington, D.C./Alexandria, Virginia                 993,297      --            --             95%           96%            98%

   Suburban Chicago, Illinois                            976,079      --            91%            96%           95%            94%

   Santa Monica/West Los Angeles, California             845,408      --            --             --            92%            93%

   Orange County, California                             709,886      --            --             --            82%            86%

   Charlotte, North Carolina                             612,728      --            --             94%           99%            99%

   Arizona                                               585,909      --            --             --            94%            96%

   San Diego, California                                 420,599      --            --             --            95%            93%

   Los Angeles, California                               401,629      --            --             --            95%            97%

   New York City, New York                               378,965      91%           96%            99%           96%            96%

   Conejo Valley (Ventura), California                   234,766      --            --             --            94%            94%

(2)Other Regions                                         209,579      --            --             --            79%            84%
                                                        ----------    --            --             --            --             --
          (3)TOTAL PORTFOLIO                          20,857,705      98%           98%            97%           96%            96%


(1) The rentable area associated with the Pruneyard Inn (90.000sf) is not included in the occupancy calculation.

(2) Other Regions include the U.S. West building in Murray,
    Utah and the Exposition Centre in Sacramento, CA.

(3) 1996 and 1997 occupancy has been restated to reflect the 1998 sale of the Frick Building.

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE




                   - NET RENT AND NET EFFECTIVE RENT SCHEDULE

                           CORNERSTONE PROPERTIES INC.
                                NET RENT SCHEDULE
                              AS OF MARCH 31, 1999


The following tables show the average annual Net Rent (as defined below) per square foot occupied for each of the Properties for the periods presented during which such Property was owned by the Company. "Net Rent" as used herein means actual billed rent less Recoveries. Recoveries includes base stops in gross leases. Amounts do not include the properties acquired as a result of the Wilson acquisition on 12/16/98 and held for 16 days during the period ended 12/31/98.




     REGION                                             OCCUPIED                                                             YTD
     NAME                                             SQUARE FEET       1995          1996      1997          1998          1999
     ----                                             -----------       ----          ----      ----          ----          ----
     Boston, Massachusetts                              2,856,044     $22.48        $23.24    $21.78        $21.22        $22.19

     San Mateo County, California                       2,041,493         --            --        --            --        $22.65

     East Bay, California                               1,621,363         --            --        --            --        $14.56

     Atlanta, Georgia                                   1,593,994         --            --    $18.93        $19.17        $18.35

     Seattle, Washington                                1,455,913     $16.17        $15.98    $15.77        $15.83        $16.06

  (1)Santa Clara County, California                     1,177,509         --            --        --            --        $20.58

     Denver, Colorado                                   1,154,456     $11.78        $12.08    $12.46        $12.54        $13.05

     San Francisco, California                          1,095,583         --            --        --        $11.57        $12.82

     Minneapolis, Minnesota                             1,114,402     $17.82        $17.94    $18.29        $18.91        $19.19

     Washington, D.C./Alexandria, Virginia                971,237         --            --    $13.80        $22.60        $22.80

     Suburban Chicago, Illinois                           920,438         --        $18.56    $19.60        $20.84        $20.22

     Santa Monica/West Los Angeles, California            782,671         --            --        --        $24.36        $21.17

     Orange County, California                            612,998         --            --        --            --        $15.41

     Charlotte, North Carolina                            607,762         --            --     $9.35         $9.66        $10.40

     Arizona                                              559,592         --            --        --            --        $12.13

     San Diego, California                                391,160         --            --        --            --        $11.44

     Los Angeles, California                              387,692         --            --        --            --        $18.76

     New York City, New York                              364,091         --        $28.98    $30.60        $27.80        $28.57

     Conejo Valley (Ventura), California                  219,558         --            --        --            --        $15.40

  (2)Other Regions                                        175,306         --            --        --            --        $10.99
                                                       ----------     ------        ------    ------        ------        ------
              (3)TOTAL PORTFOLIO                       20,103,262     $16.06        $17.42    $17.74        $18.77        $18.30




(1) The rentable area associated with the Pruneyard Inn (90,000sf) is not included in the occupancy calculation.
(2) Other Regions include the U.S. West building in Murray, Utah and the Exposition Centre in Sacramento, CA.
(3) 1996 and 1997 amounts has been restated to reflect the 1998 sale of the Frick Building.

                           CORNERSTONE PROPERTIES INC.
                           Net Effective Rent Schedule
                              As of March 31, 1999






The following tables show the average annual Net Effective Rent (as defined below) per square foot occupied for each of the Properties for the periods presented during which such Property was owned by the Company. "Net Effective Rent" as used herein means (i) rent determined for each year on a straight-line basis through the term of the lease, less (ii) Recoveries and the amortization of deferred leasing costs (tenant improvements, leasing commissions, and other tenant inducements). Recoveries includes base stops in gross leases. Amounts do not include the properties acquired as a result of the Wilson acquisition on 12/16/98 and held for 16 days during the period.





REGION                                            OCCUPIED                                                                   YTD
NAME                                             SQUARE FEET      1995          1996           1997          1998           1999
----                                             -----------      ----          ----           ----          ----           ----
   Boston, Massachusetts                              2,856,044     $23.33        $22.27         $21.95        $22.56         $23.04

   San Mateo County, California                       2,041,493         --            --             --            --         $25.00

   East Bay, California                               1,621,363         --            --             --            --         $15.50

   Atlanta, Georgia                                   1,593,994         --            --         $21.44        $21.52         $20.21

   Seattle, Washington                                1,455,913     $11.83        $11.80         $12.02        $15.10         $16.27

(1)Santa Clara County, California                     1,177,509         --            --             --            --         $23.13

   Denver, Colorado                                   1,154,456     $10.56        $10.80         $11.66        $11.96         $11.93

   San Francisco, California                          1,095,583         --            --             --        $11.73         $13.33

   Minneapolis, Minnesota                             1,114,402     $17.31        $17.43         $17.23        $17.73         $18.60

   Washington, D.C./Alexandria, Virginia                971,237         --            --         $14.72        $24.40         $25.55

   Suburban Chicago, Illinois                           920,438         --        $19.70         $19.76        $21.65         $20.66

   Santa Monica/West Los Angeles, California            782,671         --            --             --        $26.04         $22.15

   Orange County, California                            612,998         --            --             --            --         $16.07

   Charlotte, North Carolina                            607,762         --            --          $9.76        $10.00         $10.65

   Arizona                                              559,592         --            --             --            --         $13.13

   San Diego, California                                391,160         --            --             --            --         $13.41

   Los Angeles, California                              387,692         --            --             --            --         $20.20

   New York City, New York                              364,091         --        $26.75         $30.27        $28.45         $27.76

   Conejo Valley (Ventura), California                  219,558         --            --             --            --         $15.86

(2)Other Regions                                        175,306         --            --             --            --         $11.78
                                                     ----------     ------        ------         ------        ------         ------
          (3)TOTAL PORTFOLIO                         20,103,262     $14.37        $15.71         $17.55        $19.50         $19.29



(1) The rentable area associated with the Pruneyard Inn (90,000sf) is not included in the occupancy calculation.
(2) Other Regions include the U.S. West building in Murray, Utah and the Exposition Centre in Sacramento, CA.
(3) 1996 and 1997 amounts has been restated to reflect the 1998 sale of the Frick Building.

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE




                          - LEASE EXPIRATION SCHEDULE

                          Cornerstone Properties Inc.
                           Lease Expiration Schedule

The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of March 31, 1999.


                                                                                   Q2 - Q4
REGION NAME                             CATEGORY                                     1999              2000                2001
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

Portfolio - All Properties Total (7)    Square feet expiring (1)                  1,405,932 sf       1,695,920 sf       1,952,483 sf
                                        Full service St-Line rent (2)          $ 36,562,966       $ 42,503,242       $ 57,825,064

    Minority Interest Adjustment (3)    Square feet expiring (1)                     29,612 sf          60,238 sf          26,152 sf
                                        Full service St-Line rent (2)          $    715,794       $  1,687,133       $    757,433

    Cornerstone Portfolio               Square feet expiring (1) (3)              1,376,320 sf       1,635,682 sf       1,926,331 sf
                                        Full service St-Line rent (2) (3)      $ 35,847,172       $ 40,816,109       $ 57,067,631
                                        Full service St-Line rent per sq. ft.  $      26.05       $      24.95       $      29.63
                                        % Full service St-Lined rent                   6.31%              7.18%             10.04%
                                        No. of tenant leases expiring (4)               281                309                299

                                        Asking market rent per sq. ft. (5)     $      34.42
                                        Operating Expenses per sq. ft. (6)     $      10.22

-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

Boston, Massachusetts                   Square feet expiring (1)                    164,259 sf          69,535 sf         125,429 sf
                                        Full service St-Line rent (2)          $  6,853,635       $  2,473,689       $  4,888,780

    Minority Interest Adjustment (3)    Square feet expiring (1)                      1,117 sf           1,379 sf           5,664 sf
                                        Full service St-Line rent (2)          $    32,062        $     49,108       $    238,621

    Cornerstone Portfolio               Square feet expiring (1) (3)                163,142 sf          68,156 sf         119,765 sf
                                        Full service St-Line rent (2) (3)      $  6,821,573       $   2,424,581      $  4,650,159
                                        Full service St-Line rent per sq. ft.  $      41.81       $      35.57       $      38.83
                                        % Full service St-Lined rent                   6.76%              2.40%              4.61%
                                        No. of tenant leases expiring (4)                 8                  8                 14

                                        Asking market rent per sq. ft. (5)     $      50.68
                                        Operating Expenses per sq. ft. (6)     $      13.70
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

San Mateo County, California            Square feet expiring (1)                    276,202 sf         170,536 sf         105,668 sf
                                        Full service St-Line rent (2)          $  7,275,383       $   4,463,508      $  3,297,745

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $       --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                276,202 sf         170,536 sf         105,668 sf
                                        Full service St-Line rent (2) (3)      $  7,275,383       $   4,463,508      $  3,297,745
                                        Full service St-Line rent per sq. ft.  $      26.34       $      26.17       $      31.21
                                        % Full service St-Lined rent                  10.66%              6.54%              4.83%
                                        No. of tenant leases expiring (4)                36                 25                 20

                                        Asking market rent per sq. ft. (5)     $      36.57
                                        Operating Expenses per sq. ft. (6)     $       8.81

-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------





REGION NAME                             CATEGORY                                     2002            2003                 2004
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Portfolio - All Properties Total (7)    Square feet expiring (1)                   2,769,085 sf      3,207,772 sf      1,772,062 sf
                                        Full service St-Line rent (2)           $ 72,312,478      $ 96,485,221      $ 50,706,537

    Minority Interest Adjustment (3)    Square feet expiring (1)                      60,087 sf        153,052 sf         56,681 sf
                                        Full service St-Line rent (2)           $  1,610,322      $  5,027,043      $  1,837,557

    Cornerstone Portfolio               Square feet expiring (1) (3)               2,708,998 sf      3,054,720 sf      1,715,381 sf
                                        Full service St-Line rent (2) (3)       $ 70,702,156      $ 91,458,177      $ 48,868,980
                                        Full service St-Line rent per sq. ft.   $      26.10      $      29.94      $      28.49
                                        % Full service St-Lined rent                   12.44%            16.10%             8.60%
                                        No. of tenant leases expiring (4)                295               311               146

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Boston, Massachusetts                   Square feet expiring (1)                     477,309 sf        606,726 sf        228,127 sf
                                        Full service St-Line rent (2)           $ 15,595,895      $ 23,659,585      $  7,761,388

    Minority Interest Adjustment (3)    Square feet expiring (1)                       9,655 sf         39,401 sf          1,367 sf
                                        Full service St-Line rent (2)           $    333,774      $  1,595,053      $     44,116

    Cornerstone Portfolio               Square feet expiring (1) (3)                 467,654 sf        567,325 sf        226,760 sf
                                        Full service St-Line rent (2) (3)       $ 15,262,121      $ 22,064,532      $  7,717,273
                                        Full service St-Line rent per sq. ft.   $      32.64      $      38.89      $      34.03
                                        % Full service St-Lined rent                   15.12%            21.86%             7.65%
                                        No. of tenant leases expiring (4)                 20                20                16

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

San Mateo County, California            Square feet expiring (1)                     220,100 sf        273,430 sf        202,421 sf
                                        Full service St-Line rent (2)           $  7,095,490      $ 10,491,561      $  7,147,161

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 220,100 sf        273,430 sf        202,421 sf
                                        Full service St-Line rent (2) (3)       $  7,095,490      $ 10,491,561      $  7,147,161
                                        Full service St-Line rent per sq. ft.   $      32.24      $      38.37      $      35.31
                                        % Full service St-Lined rent                   10.39%            15.37%            10.47%
                                        No. of tenant leases expiring (4)                 29                26                14

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------





REGION NAME                             CATEGORY                                      2005              2006              2007
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Portfolio - All Properties Total (7)    Square feet expiring (1)                     712,100 sf      1,161,023 sf      1,319,773 sf
                                        Full service St-Line rent (2)           $ 24,327,617      $ 37,941,301      $ 38,592,465

    Minority Interest Adjustment (3)    Square feet expiring (1)                       7,637 sf            638 sf        148,935 sf
                                        Full service St-Line rent (2)           $    259,332      $     14,682      $  4,166,359

    Cornerstone Portfolio               Square feet expiring (1) (3)                 704,463 sf      1,160,385 sf      1,170,838 sf
                                        Full service St-Line rent (2) (3)       $ 24,068,285      $ 37,926,619      $ 34,426,106
                                        Full service St-Line rent per sq. ft.   $      34.17      $      32.68      $      29.40
                                        % Full service St-Lined rent                    4.24%             6.68%             6.06%
                                        No. of tenant leases expiring (4)                 57                37                42

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Boston, Massachusetts                   Square feet expiring (1)                      26,547 sf         35,537 sf        368,014 sf
                                        Full service St-Line rent (2)           $    720,771      $  1,165,222      $ 11,496,375

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf         24,962 sf
                                        Full service St-Line rent (2)           $     --          $      --         $    741,046

    Cornerstone Portfolio               Square feet expiring (1) (3)                  26,547 sf         35,537 sf        343,052 sf
                                        Full service St-Line rent (2) (3)       $    720,771      $  1,165,222      $ 10,755,329
                                        Full service St-Line rent per sq. ft.   $      27.15      $      32.79      $      31.35
                                        % Full service St-Lined rent                    0.71%             1.15%            10.66%
                                        No. of tenant leases expiring (4)                  2                 2                14

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

San Mateo County, California            Square feet expiring (1)                     182,619 sf        224,379 sf         89,286 sf
                                        Full service St-Line rent (2)           $  6,912,547      $  7,486,829      $  3,290,241

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $       --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 182,619 sf        224,379 sf         89,286 sf
                                        Full service St-Line rent (2) (3)       $  6,912,547      $  7,486,829      $  3,290,241
                                        Full service St-Line rent per sq. ft.   $      37.85      $      33.37      $      36.85
                                        % Full service St-Lined rent                   10.13%            10.97%             4.82%
                                        No. of tenant leases expiring (4)                  9                 5                 2

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------





                                                                                                             2009 and
REGION NAME                             CATEGORY                                          2008                Beyond
-------------------------------------   -------------------------------------        ---------------     ---------------

Portfolio - All Properties Total (7)    Square feet expiring (1)                        1,424,001 sf        2,683,111 sf
                                        Full service St-Line rent (2)                $ 45,764,492        $ 87,902,615

    Minority Interest Adjustment (3)    Square feet expiring (1)                           25,237 sf          142,861 sf
                                        Full service St-Line rent (2)                $    935,865        $  5,792,292

    Cornerstone Portfolio               Square feet expiring (1) (3)                    1,398,764 sf        2,540,250 sf
                                        Full service St-Line rent (2) (3)            $ 44,828,627        $ 82,110,323
                                        Full service St-Line rent per sq. ft.        $      32.05        $       32.32
                                        % Full service St-Lined rent                         7.89%              14.45%
                                        No. of tenant leases expiring (4)                      36                  81

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------

Boston, Massachusetts                   Square feet expiring (1)                          218,826 sf          535,735 sf
                                        Full service St-Line rent (2)                $  8,313,052        $ 21,900,564

    Minority Interest Adjustment (3)    Square feet expiring (1)                           18,600 sf            3,696 sf
                                        Full service St-Line rent (2)                $    706,609        $    173,799

    Cornerstone Portfolio               Square feet expiring (1) (3)                      200,226 sf          532,039 sf
                                        Full service St-Line rent (2) (3)            $  7,606,443        $ 21,726,766
                                        Full service St-Line rent per sq. ft.        $      37.99        $      40.84
                                        % Full service St-Lined rent                         7.54%              21.53%
                                        No. of tenant leases expiring (4)                       2                   7

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------

San Mateo County, California            Square feet expiring (1)                          178,014 sf       118,838 sf
                                        Full service St-Line rent (2)                $  6,735,865        $  4,073,138

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                  sf
                                        Full service St-Line rent (2)                $     --            $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                      178,014 sf          118,838 sf
                                        Full service St-Line rent (2) (3)            $  6,735,865        $  4,073,138
                                        Full service St-Line rent per sq. ft.        $      37.84        $      34.27
                                        % Full service St-Lined rent                         9.87%               5.97%
                                        No. of tenant leases expiring (4)                       6                  11

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------




REGION NAME                             CATEGORY                                               Total               NRA
-------------------------------------   -------------------------------------             ----------------    -------------
Portfolio - All Properties Total (7)    Square feet expiring (1)                             20,103,262 sf    20,857,705 sf
                                        Full service St-Line rent (2)                     $ 590,923,999

    Minority Interest Adjustment (3)    Square feet expiring (1)                                711,131 sf       723,234 sf
                                        Full service St-Line rent (2)                     $  22,803,812

    Cornerstone Portfolio               Square feet expiring (1) (3)                         19,392,131 sf    20,134,471 sf
                                        Full service St-Line rent (2) (3)                 $ 568,120,187
                                        Full service St-Line rent per sq. ft.             $       29.30
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                         1,894

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------

Boston, Massachusetts                   Square feet expiring (1)                              2,856,044 sf     2,884,866 sf
                                        Full service St-Line rent (2)                     $ 104,828,958

    Minority Interest Adjustment (3)    Square feet expiring (1)                                105,843 sf       105,859 sf
                                        Full service St-Line rent (2)                     $   3,914,188

    Cornerstone Portfolio               Square feet expiring (1) (3)                          2,750,201 sf     2,779,007 sf
                                        Full service St-Line rent (2) (3)                 $ 100,914,770
                                        Full service St-Line rent per sq. ft.             $       36.69
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                           113

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------

San Mateo County, California            Square feet expiring (1)                              2,041,493 sf     2,173,410 sf
                                        Full service St-Line rent (2)                     $  68,269,467

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                          2,041,493 sf     2,173,410 sf
                                        Full service St-Line rent (2) (3)                 $  68,269,467
                                        Full service St-Line rent per sq. ft.             $       33.44
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                           183

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------



                                                                                   Q2 - Q4
REGION NAME                             CATEGORY                                     1999              2000                2001
                                                                                ---------------   ---------------   ---------------

East Bay, California                    Square feet expiring (1)                    118,512 sf         239,560 sf         181,498 sf
                                        Full service St-Line rent (2)          $  2,404,303       $  4,929,872       $   5,050,977

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $      --          $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                118,512 sf         239,560 sf         181,498 sf
                                        Full service St-Line rent (2) (3)      $  2,404,303       $  4,929,872       $  5,050,977
                                        Full service St-Line rent per sq. ft.  $      20.29       $      20.58       $      27.83
                                        % Full service St-Lined rent                   6.36%             13.04%             13.36%
                                        No. of tenant leases expiring (4)                30                 36                 39

                                        Asking market rent per sq. ft. (5)     $      26.79
                                        Operating Expenses per sq. ft. (6)     $       8.35

-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Atlanta, Georgia                        Square feet expiring (1)                     22,656 sf          68,137 sf         201,435 sf
                                        Full service St-Line rent (2)          $    434,532       $  1,417,692       $  5,133,648

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $      --          $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 22,656 sf          68,137 sf         201,435 sf
                                        Full service St-Line rent (2) (3)      $    434,532       $   1,417,692      $  5,133,648
                                        Full service St-Line rent per sq. ft.  $      19.18       $      20.81       $      25.49
                                        % Full service St-Lined rent                   0.92%              3.02%             10.92%
                                        No. of tenant leases expiring (4)                 3                 19                 19

                                        Asking market rent per sq. ft. (5)     $      26.20
                                        Operating Expenses per sq. ft. (6)     $       8.15
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

Seattle, Washington                     Square feet expiring (1)                     73,701 sf          77,204 sf          89,207 sf
                                        Full service St-Line rent (2)          $  1,545,668       $  1,518,923       $  1,952,974

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $      --          $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 73,701 sf          77,204 sf          89,207 sf
                                        Full service St-Line rent (2) (3)      $  1,545,668       $  1,518,923       $  1,952,974
                                        Full service St-Line rent per sq. ft.  $      20.97       $      19.67       $      21.89
                                        % Full service St-Lined rent                   4.34%              4.27%              5.49%
                                        No. of tenant leases expiring (4)                21                 23                 16

                                        Asking market rent per sq. ft. (5)     $      35.81
                                        Operating Expenses per sq. ft. (6)     $       8.48
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------






REGION NAME                             CATEGORY                                     2002            2003                 2004
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

East Bay, California                    Square feet expiring (1)                     316,119 sf        150,016 sf        107,847 sf
                                        Full service St-Line rent (2)           $  7,288,758      $  3,489,623      $  2,800,195

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 316,119 sf        150,016 sf        107,847 sf
                                        Full service St-Line rent (2) (3)       $  7,288,758      $  3,489,623      $  2,800,195
                                        Full service St-Line rent per sq. ft.   $      23.06      $      23.26      $      25.96
                                        % Full service St-Lined rent                   19.27%             9.23%             7.40%
                                        No. of tenant leases expiring (4)                 29                23                11

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Atlanta, Georgia                        Square feet expiring (1)                     185,230 sf         88,700 sf         54,516 sf
                                        Full service St-Line rent (2)           $  4,137,516      $  2,222,400      $  1,587,204

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 185,230 sf         88,700 sf         54,516 sf
                                        Full service St-Line rent (2) (3)       $  4,137,516      $  2,222,400       $ 1,587,204
                                        Full service St-Line rent per sq. ft.   $      22.34      $      25.06       $     29.11
                                        % Full service St-Lined rent                    8.80%             4.73%             3.38%
                                        No. of tenant leases expiring (4)                 12                14                 9

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Seattle, Washington                     Square feet expiring (1)                     256,863 sf        374,942 sf        188,654 sf
                                        Full service St-Line rent (2)           $  5,833,223      $  9,032,916      $  5,054,495

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 256,863 sf        374,942 sf        188,654 sf
                                        Full service St-Line rent (2) (3)       $  5,833,223      $  9,032,916      $  5,054,495
                                        Full service St-Line rent per sq. ft.   $      22.71      $      24.09      $      26.79
                                        % Full service St-Lined rent                   16.39%            25.38%            14.20%
                                        No. of tenant leases expiring (4)                 19                32                14

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------






REGION NAME                             CATEGORY                                      2005              2006              2007
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

East Bay, California                    Square feet expiring (1)                      65,497 sf        110,770 sf        116,772 sf
                                        Full service St-Line rent (2)           $  1,664,334      $  1,743,573      $  2,590,660

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  65,497 sf        110,770 sf        116,772 sf
                                        Full service St-Line rent (2) (3)       $  1,664,334      $  1,743,573      $  2,590,660
                                        Full service St-Line rent per sq. ft.   $      25.41      $      15.74      $      22.19
                                        % Full service St-Lined rent                    4.40%             4.61%             6.85%
                                        No. of tenant leases expiring (4)                  2                 2                 5

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Atlanta, Georgia                        Square feet expiring (1)                      21,508 sf        452,089 sf                sf
                                        Full service St-Line rent (2)           $    547,872      $ 15,691,056      $      --

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  21,508 sf        452,089 sf                sf
                                        Full service St-Line rent (2) (3)       $    547,872      $ 15,691,056             --
                                        Full service St-Line rent per sq. ft.   $      25.47      $      34.71      $      --
                                        % Full service St-Lined rent                    1.17%            33.38%             0.00%
                                        No. of tenant leases expiring (4)                  5                 4                 0

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Seattle, Washington                     Square feet expiring (1)                      29,707 sf          8,087 sf        137,888 sf
                                        Full service St-Line rent (2)           $    442,317      $    210,681      $  3,384,388

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  29,707 sf          8,087 sf        137,888 sf
                                        Full service St-Line rent (2) (3)       $    442,317      $    210,681      $  3,384,388
                                        Full service St-Line rent per sq. ft.   $      14.89      $      26.05      $      24.54
                                        % Full service St-Lined rent                    1.24%             0.59%             9.51%
                                        No. of tenant leases expiring (4)                  6                 2                 1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------





                                                                                                             2009 and
REGION NAME                             CATEGORY                                          2008                Beyond
-------------------------------------   -------------------------------------        ---------------     ---------------

East Bay, California                    Square feet expiring (1)                          206,116 sf            8,656 sf
                                        Full service St-Line rent (2)                $  5,856,346        $    --

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                  sf
                                        Full service St-Line rent (2)                $     --            $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                      206,116 sf            8,656 sf
                                        Full service St-Line rent (2) (3)            $  5,856,346        $    --
                                        Full service St-Line rent per sq. ft.        $      28.41        $    --
                                        % Full service St-Lined rent                        15.49%               0.00%
                                        No. of tenant leases expiring (4)                       1                   7

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

-------------------------------------   -------------------------------------        ---------------     ---------------

Atlanta, Georgia                        Square feet expiring (1)                          495,739 sf            3,984 sf
                                        Full service St-Line rent (2)                $ 15,839,172        $    --

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                  sf
                                        Full service St-Line rent (2)                $     --            $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                      495,739 sf            3,984 sf
                                        Full service St-Line rent (2) (3)            $ 15,839,172        $    --
                                        Full service St-Line rent per sq. ft.        $      31.95        $    --
                                        % Full service St-Lined rent                        33.69%               0.00%
                                        No. of tenant leases expiring (4)                       4                   0

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------

Seattle, Washington                     Square feet expiring (1)                              366 sf          219,294 sf
                                        Full service St-Line rent (2)                $      9,842        $  6,603,422

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf
                                        Full service St-Line rent (2)                $     --            $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                          366 sf          219,294 sf
                                        Full service St-Line rent (2) (3)            $      9,842        $  6,603,422
                                        Full service St-Line rent per sq. ft.        $      26.89        $      30.11
                                        % Full service St-Lined rent                         0.03%              18.55%
                                        No. of tenant leases expiring (4)                       1                   4

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------






REGION NAME                             CATEGORY                                               Total               NRA
-------------------------------------   -------------------------------------             ----------------    -------------
East Bay, California                    Square feet expiring (1)                              1,621,363 sf     1,673,901 sf
                                        Full service St-Line rent (2)                     $  37,818,641

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                          1,621,363 sf     1,673,901 sf
                                        Full service St-Line rent (2) (3)                 $  37,818,641
                                        Full service St-Line rent per sq. ft.             $       23.33
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                           185

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

-------------------------------------   -------------------------------------             ----------------    -------------

Atlanta, Georgia                        Square feet expiring (1)                              1,593,994 sf     1,647,986 sf
                                        Full service St-Line rent (2)                     $  47,011,092

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                          1,593,994 sf     1,647,986 sf
                                        Full service St-Line rent (2) (3)                 $  47,011,092
                                        Full service St-Line rent per sq. ft.             $       29.49
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                            89

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------

Seattle, Washington                     Square feet expiring (1)                              1,455,913 sf     1,468,716 sf
                                        Full service St-Line rent (2)                     $  35,588,848

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                          1,455,913 sf     1,468,716 sf
                                        Full service St-Line rent (2) (3)                 $  35,588,848
                                        Full service St-Line rent per sq. ft.             $       24.44
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                           139

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------



                                                                                   Q2 - Q4
REGION NAME                             CATEGORY                                     1999              2000                2001
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

Santa Clara County, California (7)      Square feet expiring (1)                    119,040 sf          95,773 sf         165,644 sf
                                        Full service St-Line rent (2)          $  3,501,072       $  2,507,815       $  4,745,130

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $      --          $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                119,040 sf           95,773 sf        165,644 sf
                                        Full service St-Line rent (2) (3)      $  3,501,072       $  2,507,815       $  4,745,130
                                        Full service St-Line rent per sq. ft.  $      29.41       $      26.18       $      28.65
                                        % Full service St-Lined rent                   9.90%              7.09%             13.41%
                                        No. of tenant leases expiring (4)                26                 36                 33

                                        Asking market rent per sq. ft. (5)     $      35.87
                                        Operating Expenses per sq. ft. (6)     $       9.03
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

Denver, Colorado                        Square feet expiring (1)                     44,969 sf         121,233 sf          60,785 sf
                                        Full service St-Line rent (2)          $    708,896       $  1,847,978       $  1,049,018

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $      --          $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 44,969 sf         121,233 sf          60,785 sf
                                        Full service St-Line rent (2) (3)      $    708,896       $  1,847,978       $  1,049,018
                                        Full service St-Line rent per sq. ft.  $      15.76       $      15.24       $      17.26
                                        % Full service St-Lined rent                   3.15%              8.22%              4.67%
                                        No. of tenant leases expiring (4)                10                  6                  7

                                        Asking market rent per sq. ft. (5)     $      26.25
                                        Operating Expenses per sq. ft. (6)     $       6.50
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

San Francisco, California               Square feet expiring (1)                    196,431 sf          80,661 sf          92,181 sf
                                        Full service St-Line rent (2)          $  4,994,384       $  1,949,065       $  2,155,799

    Minority Interest Adjustment (3)    Square feet expiring (1)                     26,793 sf          25,962 sf          18,511 sf
                                        Full service St-Line rent (2)               654,848       $    619,848       $    453,332

    Cornerstone Portfolio               Square feet expiring (1) (3)                169,639 sf          54,699 sf          73,670 sf
                                        Full service St-Line rent (2) (3)      $  4,339,536       $  1,329,217       $  1,702,467
                                        Full service St-Line rent per sq. ft.  $      25.58       $      24.30       $      23.11
                                        % Full service St-Lined rent                  20.34%              6.23%              7.98%
                                        No. of tenant leases expiring (4)                28                 20                 17

                                        Asking market rent per sq. ft. (5)     $      40.97
                                        Operating Expenses per sq. ft. (6)     $      12.37
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------




REGION NAME                             CATEGORY                                     2002            2003                 2004
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Santa Clara County, California (7)      Square feet expiring (1)                     52,431 sf         184,119 sf        124,561 sf
                                        Full service St-Line rent (2)           $  1,425,479      $  6,991,549      $  3,410,068

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  52,431 sf        184,119 sf        124,561 sf
                                        Full service St-Line rent (2) (3)       $  1,425,479      $  6,991,549      $  3,410,068
                                        Full service St-Line rent per sq. ft.   $      27.19      $      37.97      $      27.38
                                        % Full service St-Lined rent                    4.03%            19.76%             9.64%
                                        No. of tenant leases expiring (4)                 18                23                11

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Denver, Colorado                        Square feet expiring (1)                     138,702 sf        182,284 sf        129,071 sf
                                        Full service St-Line rent (2)           $  2,174,053      $  3,569,775      $  2,458,712

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 138,702 sf        182,284 sf        129,071 sf
                                        Full service St-Line rent (2) (3)       $  2,174,053      $  3,569,775      $  2,458,712
                                        Full service St-Line rent per sq. ft.   $      15.67      $      19.58      $      19.05
                                        % Full service St-Lined rent                    9.67%            15.88%            10.94%
                                        No. of tenant leases expiring (4)                 15                 6                 4

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

San Francisco, California               Square feet expiring (1)                     118,041 sf        284,570 sf        25,230 sf
                                        Full service St-Line rent (2)           $  3,244,393      $  8,378,846      $    760,511

    Minority Interest Adjustment (3)    Square feet expiring (1)                      37,182 sf         66,687 sf         10,469 sf
                                        Full service St-Line rent (2)           $    965,351      $  1,892,598      $    312,812

    Cornerstone Portfolio               Square feet expiring (1) (3)                  80,859 sf        217,884 sf         14,761 sf
                                        Full service St-Line rent (2) (3)       $  2,279,042      $  6,486,248      $    447,699
                                        Full service St-Line rent per sq. ft.   $      28.19      $      29.77      $      30.33
                                        % Full service St-Lined rent                   10.68%            30.40%             2.10%
                                        No. of tenant leases expiring (4)                 24                40                 5

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------




REGION NAME                             CATEGORY                                      2005              2006              2007
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Santa Clara County, California (7)      Square feet expiring (1)                      16,770 sf          52,249 sf         2,780 sf
                                        Full service St-Line rent (2)           $    603,100      $ 1,582,561       $     88,963

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  16,770 sf         52,249 sf          2,780 sf
                                        Full service St-Line rent (2) (3)       $    603,100      $  1,582,561      $     88,963
                                        Full service St-Line rent per sq. ft.   $      35.96      $      30.29      $      32.00
                                        % Full service St-Lined rent                    1.70%             4.47%             0.25%
                                        No. of tenant leases expiring (4)                  3                 5                 1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Denver, Colorado                        Square feet expiring (1)                             sf                sf         75,677 sf
                                        Full service St-Line rent (2)           $     --          $      --         $  1,621,691

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $       --

    Cornerstone Portfolio               Square feet expiring (1) (3)                         sf                sf         75,677 sf
                                        Full service St-Line rent (2) (3)       $     --          $      --         $  1,621,691
                                        Full service St-Line rent per sq. ft.   $     --          $      --         $      21.43
                                        % Full service St-Lined rent                    0.00%             0.00%             7.21%
                                        No. of tenant leases expiring (4)                  0                 0                 2

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

San Francisco, California               Square feet expiring (1)                      25,116 sf          1,915 sf        247,946 sf
                                        Full service St-Line rent (2)           $    921,495      $     44,046      $  6,850,627

    Minority Interest Adjustment (3)    Square feet expiring (1)                       2,829 sf            638 sf        123,973 sf
                                        Full service St-Line rent (2)           $     98,383      $     14,682      $  3,425,313

    Cornerstone Portfolio               Square feet expiring (1) (3)                  22,287 sf          1,277 sf        123,973 sf
                                        Full service St-Line rent (2) (3)       $    823,112      $     29,364      $  3,425,313
                                        Full service St-Line rent per sq. ft.   $      36.93      $      23.00      $      27.63
                                        % Full service St-Lined rent                    3.86%             0.14%            16.05%
                                        No. of tenant leases expiring (4)                  5                 1                 0

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------



                                                                                                             2009 and
REGION NAME                             CATEGORY                                          2008                Beyond
-------------------------------------   -------------------------------------        ---------------     ---------------

Santa Clara County, California (7)      Square feet expiring (1)                           33,908 sf          330,234 sf
                                        Full service St-Line rent (2)                $    676,440        $  9,847,250

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                  sf
                                        Full service St-Line rent (2)                $   --              $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                       33,908 sf          330,234 sf
                                        Full service St-Line rent (2) (3)            $    676,440        $  9,847,250
                                        Full service St-Line rent per sq. ft.        $      19.95        $      29.82
                                        % Full service St-Lined rent                         1.91%              27.83%
                                        No. of tenant leases expiring (4)                       4                  10

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------

Denver, Colorado                        Square feet expiring (1)                                  sf          401,735 sf
                                        Full service St-Line rent (2)                $     --            $  9,052,248

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                  sf
                                        Full service St-Line rent (2)                $     --            $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                              sf          401,735 sf
                                        Full service St-Line rent (2) (3)            $     --            $  9,052,248
                                        Full service St-Line rent per sq. ft.        $     --            $      22.53
                                        % Full service St-Lined rent                         0.00%              40.26%
                                        No. of tenant leases expiring (4)                       0                   1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------

San Francisco, California               Square feet expiring (1)                           19,911 sf            3,581 sf
                                        Full service St-Line rent (2)                $    687,766        $     33,771

    Minority Interest Adjustment (3)    Square feet expiring (1)                            6,637 sf            1,436 sf
                                        Full service St-Line rent (2)                $    229,255        $     16,885

    Cornerstone Portfolio               Square feet expiring (1) (3)                       13,274 sf            2,145 sf
                                        Full service St-Line rent (2) (3)            $    458,511        $     16,885
                                        Full service St-Line rent per sq. ft.        $      34.54        $       7.87
                                        % Full service St-Lined rent                         2.15%               0.08%
                                        No. of tenant leases expiring (4)                       1                   3

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------






REGION NAME                             CATEGORY                                               Total               NRA
-------------------------------------   -------------------------------------             ----------------    -------------
Santa Clara County, California (7)      Square feet expiring (1)                              1,177,509 sf     1,206,020 sf
                                        Full service St-Line rent (2)                     $  35,379,427

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                          1,177,509 sf     1,206,020 sf
                                        Full service St-Line rent (2) (3)                 $  35,379,427
                                        Full service St-Line rent per sq. ft.             $       30.05
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                           170

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------

Denver, Colorado                        Square feet expiring (1)                              1,154,456 sf     1,187,852 sf
                                        Full service St-Line rent (2)                     $  22,482,372

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                          1,154,456 sf     1,187,852 sf
                                        Full service St-Line rent (2) (3)                 $  22,482,372
                                        Full service St-Line rent per sq. ft.             $       19.47
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                            51

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------

San Francisco, California               Square feet expiring (1)                              1,095,583 sf     1,128,670 sf
                                        Full service St-Line rent (2)                     $  30,020,702

    Minority Interest Adjustment (3)    Square feet expiring (1)                                321,116 sf       332,428 sf
                                        Full service St-Line rent (2)                     $   8,683,308

    Cornerstone Portfolio               Square feet expiring (1) (3)                            774,467 sf       796,242 sf
                                        Full service St-Line rent (2) (3)                 $  21,337,394
                                        Full service St-Line rent per sq. ft.             $       27.55
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                           144

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------



                                                                                   Q2 - Q4
REGION NAME                             CATEGORY                                     1999              2000                2001
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------


Minneapolis, Minnesota                  Square feet expiring (1)                      6,675 sf         129,005 sf           7,752 sf
                                        Full service St-Line rent (2)          $    113,267       $  3,992,850       $    256,785

    Minority Interest Adjustment (3)    Square feet expiring (1)                      1,702 sf          32,896 sf           1,977 sf
                                        Full service St-Line rent (2)          $     28,883       $  1,018,177       $     65,480

    Cornerstone Portfolio               Square feet expiring (1) (3)                 4,973 sf           96,109 sf           5,775 sf
                                        Full service St-Line rent (2) (3)      $     84,384       $  2,974,673       $    191,305
                                        Full service St-Line rent per sq. ft.  $      16.97       $      30.95       $      33.13
                                        % Full service St-Lined rent                   0.28%              9.98%              0.64%
                                        No. of tenant leases expiring (4)                 5                  5                  4

                                        Asking market rent per sq. ft. (5)     $      34.65
                                        Operating Expenses per sq. ft. (6)     $      15.70
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

Washington, D.C./Alexandria, Virginia   Square feet expiring (1)                     20,023 sf          60,323 sf         119,717 sf
                                        Full service St-Line rent (2)          $    396,924       $  1,996,940       $  4,110,308

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $      --          $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 20,023 sf          60,323 sf         119,717 sf
                                        Full service St-Line rent (2) (3)      $    396,924       $  1,996,940       $  4,110,308
                                        Full service St-Line rent per sq. ft.  $      19.82       $      33.10       $      34.33
                                        % Full service St-Lined rent                   1.09%              5.49%             11.29%
                                        No. of tenant leases expiring (4)                10                 10                 15

                                        Asking market rent per sq. ft. (5)     $      38.69
                                        Operating Expenses per sq. ft. (6)     $      12.37
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

Suburban Chicago, Illinois              Square feet expiring (1)                     68,277 sf          93,208 sf          54,570 sf
                                        Full service St-Line rent (2)          $  1,747,237       $  2,855,740       $  1,829,736

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $      --          $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 68,277 sf          93,208 sf       54,570 sf
                                        Full service St-Line rent (2) (3)      $  1,747,237       $  2,855,740      $1,829,736
                                        Full service St-Line rent per sq. ft.  $      25.59       $      30.64          $33.53
                                        % Full service St-Lined rent                   6.43%             10.51%           6.74%
                                        No. of tenant leases expiring (4)                13                 15               9

                                        Asking market rent per sq. ft. (5)     $      28.27
                                        Operating Expenses per sq. ft. (6)     $       9.14
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------







REGION NAME                             CATEGORY                                     2002            2003                 2004
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Minneapolis, Minnesota                  Square feet expiring (1)                      51,959 sf        184,176 sf        175,867 sf
                                        Full service St-Line rent (2)           $  1,220,380      $  6,036,834      $  5,806,388

    Minority Interest Adjustment (3)    Square feet expiring (1)                      13,250 sf         46,965 sf         44,846 sf
                                        Full service St-Line rent (2)           $    311,197      $  1,539,393      $  1,480,629

    Cornerstone Portfolio               Square feet expiring (1) (3)                  38,709 sf        137,211 sf        131,021 sf
                                        Full service St-Line rent (2) (3)       $    909,183      $  4,497,441      $  4,325,759
                                        Full service St-Line rent per sq. ft.   $      23.49      $      32.78      $      33.02
                                        % Full service St-Lined rent                    3.05%            15.08%            14.51%
                                        No. of tenant leases expiring (4)                  3                 3                10

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Washington, D.C./Alexandria, Virginia   Square feet expiring (1)                     59,327 sf          63,312 sf         41,940 sf
                                        Full service St-Line rent (2)           $  1,467,241      $  1,894,550      $  1,631,292

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  59,327 sf         63,312 sf         41,940 sf
                                        Full service St-Line rent (2) (3)       $  1,467,241      $  1,894,550      $  1,631,292
                                        Full service St-Line rent per sq. ft.   $      24.73      $      29.92      $      38.90
                                        % Full service St-Lined rent                    4.03%             5.20%             4.48%
                                        No. of tenant leases expiring (4)                  8                 9                 6

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Suburban Chicago, Illinois              Square feet expiring (1)                     139,370 sf        216,158 sf         18,576 sf
                                        Full service St-Line rent (2)           $  4,264,024      $  6,364,656      $    552,792

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 139,370 sf        216,158 sf         18,576 sf
                                        Full service St-Line rent (2) (3)       $  4,264,024      $  6,364,656      $    552,792
                                        Full service St-Line rent per sq. ft.   $      30.59      $      29.44      $      29.76
                                        % Full service St-Lined rent                   15.70%            23.43%             2.04%
                                        No. of tenant leases expiring (4)                 15                21                 2

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------







REGION NAME                             CATEGORY                                      2005              2006              2007
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Minneapolis, Minnesota                  Square feet expiring (1)                      18,856 sf                sf                sf
                                        Full service St-Line rent (2)           $    631,174      $      --         $      --

    Minority Interest Adjustment (3)    Square feet expiring (1)                       4,808 sf                sf                sf
                                        Full service St-Line rent (2)           $    160,949      $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  14,048 sf                sf                sf
                                        Full service St-Line rent (2) (3)       $    470,224      $      --         $      --
                                        Full service St-Line rent per sq. ft.   $      33.47      $      --         $      --
                                        % Full service St-Lined rent                    1.58%             0.00%             0.00%
                                        No. of tenant leases expiring (4)                  1                 0                 0

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------
Washington, D.C./Alexandria, Virginia   Square feet expiring (1)                     188,151 sf         65,093 sf         69,661 sf
                                        Full service St-Line rent (2)           $  8,138,820      $  3,161,580      $  1,878,660

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 188,151 sf         65,093 sf         69,661 sf
                                        Full service St-Line rent (2) (3)       $  8,138,820      $  3,161,580      $  1,878,660
                                        Full service St-Line rent per sq. ft.   $      43.26      $      48.57      $      26.97
                                        % Full service St-Lined rent                   22.36%             8.69%             5.16%
                                        No. of tenant leases expiring (4)                  6                 2                 6

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Suburban Chicago, Illinois              Square feet expiring (1)                             sf        148,938 sf         43,140 sf
                                        Full service St-Line rent (2)           $     --          $  4,690,791      $  1,250,280

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                         sf        148,938 sf         43,140 sf
                                        Full service St-Line rent (2) (3)       $     --          $  4,690,791      $  1,250,280
                                        Full service St-Line rent per sq. ft.   $     --          $      31.49      $      28.98
                                        % Full service St-Lined rent                0.00%                17.27%             4.60%
                                        No. of tenant leases expiring (4)              0                     3                 2

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------






                                                                                                             2009 and
REGION NAME                             CATEGORY                                          2008                Beyond
-------------------------------------   -------------------------------------        ---------------     ---------------

Minneapolis, Minnesota                  Square feet expiring (1)                                  sf          540,112 sf
                                        Full service St-Line rent (2)                $     --            $ 21,967,088

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf          137,729 sf
                                        Full service St-Line rent (2)                $     --            $  5,601,607

    Cornerstone Portfolio               Square feet expiring (1) (3)                              sf          402,383 sf
                                        Full service St-Line rent (2) (3)            $     --            $ 16,365,481
                                        Full service St-Line rent per sq. ft.        $     --            $      40.67
                                        % Full service St-Lined rent                         0.00%              54.88%
                                        No. of tenant leases expiring (4)                       0                   2

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------
Washington, D.C./Alexandria, Virginia   Square feet expiring (1)                           36,561 sf          247,129 sf
                                        Full service St-Line rent (2)                $  1,187,340        $ 10,538,028

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf
                                        Full service St-Line rent (2)                $    --             $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                       36,561 sf        247,129 sf
                                        Full service St-Line rent (2) (3)            $  1,187,340        $ 10,538,028
                                        Full service St-Line rent per sq. ft.        $      32.48        $      42.64
                                        % Full service St-Lined rent                         3.26%              28.95%
                                        No. of tenant leases expiring (4)                       6                  10

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------

Suburban Chicago, Illinois              Square feet expiring (1)                          110,201 sf           28,000 sf
                                        Full service St-Line rent (2)                $  3,606,461        $    --

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                  sf
                                        Full service St-Line rent (2)                $    --             $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                      110,201 sf           28,000 sf
                                        Full service St-Line rent (2) (3)            $  3,606,461        $    --
                                        Full service St-Line rent per sq. ft.        $      32.73        $    --
                                        % Full service St-Lined rent                        13.28%               0.00%
                                        No. of tenant leases expiring (4)                       2                   0

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------







REGION NAME                             CATEGORY                                               Total               NRA
-------------------------------------   -------------------------------------             ----------------    -------------
Minneapolis, Minnesota                  Square feet expiring (1)                              1,114,402 sf     1,117,439 sf
                                        Full service St-Line rent (2)                     $  40,024,767

    Minority Interest Adjustment (3)    Square feet expiring (1)                                284,173 sf       284,947 sf
                                        Full service St-Line rent (2)                     $  10,206,315

    Cornerstone Portfolio               Square feet expiring (1) (3)                            830,229 sf       832,492 sf
                                        Full service St-Line rent (2) (3)                 $  29,818,451
                                        Full service St-Line rent per sq. ft.             $       35.92
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                            33

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------
Washington, D.C./Alexandria, Virginia   Square feet expiring (1)                                971,237 sf       993,297 sf
                                        Full service St-Line rent (2)                     $  36,401,683

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                            971,237 sf       993,297 sf
                                        Full service St-Line rent (2) (3)                 $  36,401,683
                                        Full service St-Line rent per sq. ft.             $       37.48
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                            88

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------

Suburban Chicago, Illinois              Square feet expiring (1)                                920,438 sf       976,079 sf
                                        Full service St-Line rent (2)                     $  27,161,715

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                            920,438 sf       976,079 sf
                                        Full service St-Line rent (2) (3)                 $  27,161,715
                                        Full service St-Line rent per sq. ft.             $       29.51
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                            82

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------




                                                                                   Q2 - Q4
REGION NAME                             CATEGORY                                     1999              2000                2001
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------


Santa Monica/West Los Angeles,          Square feet expiring (1)                     64,189 sf          82,313 sf         112,045 sf
        California                      Full service St-Line rent (2)             1,674,867       $  2,409,151       $  5,061,423

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $       --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 64,189 sf          82,313 sf         112,045 sf
                                        Full service St-Line rent (2) (3)      $  1,674,867       $  2,409,151       $  5,061,423
                                        Full service St-Line rent per sq. ft.  $      26.09       $      29.27       $      45.17
                                        % Full service St-Lined rent                   7.09%             10.19%             21.42%
                                        No. of tenant leases expiring (4)                29                 26                 23

                                        Asking market rent per sq. ft. (5)     $      33.33
                                        Operating Expenses per sq. ft. (6)     $      11.78
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

Orange County, California               Square feet expiring (1)                     71,238 sf          98,426 sf          91,783 sf
                                        Full service St-Line rent (2)          $  1,619,922       $  2,486,946       $  2,022,067

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $      --          $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 71,238 sf          98,426 sf          91,783 sf
                                        Full service St-Line rent (2) (3)      $  1,619,922       $  2,486,946       $  2,022,067
                                        Full service St-Line rent per sq. ft.  $      22.74       $      25.27       $      22.03
                                        % Full service St-Lined rent                  11.26%             17.29%             14.06%
                                        No. of tenant leases expiring (4)                20                 16                 13

                                        Asking market rent per sq. ft. (5)     $      26.55
                                        Operating Expenses per sq. ft. (6)     $       8.08
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

Charlotte, North Carolina               Square feet expiring (1)                     10,393 sf          53,325 sf          70,116 sf
                                        Full service St-Line rent (2)          $     41,940       $    983,772       $  1,257,312

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $       --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 10,393 sf          53,325 sf          70,116 sf
                                        Full service St-Line rent (2) (3)      $     41,940       $    983,772       $  1,257,312
                                        Full service St-Line rent per sq. ft.  $       4.04       $      18.45       $      17.93
                                        % Full service St-Lined rent                  0.39%               9.18%             11.73%
                                        No. of tenant leases expiring (4)                4                   5                  3

                                        Asking market rent per sq. ft. (5)     $     24.15
                                        Operating Expenses per sq. ft. (6)     $      6.90
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------






REGION NAME                             CATEGORY                                     2002            2003                 2004
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Santa Monica/West Los Angeles,          Square feet expiring (1)                     178,864 sf         69,820 sf         46,987 sf
        California                      Full service St-Line rent (2)           $  4,806,384      $  1,927,696      $  1,443,042

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 178,864 sf         69,820 sf         46,987 sf
                                        Full service St-Line rent (2) (3)       $  4,806,384      $  1,927,696      $  1,443,042
                                        Full service St-Line rent per sq. ft.   $      26.87      $      27.61      $      30.71
                                        % Full service St-Lined rent                   20.34%             8.16%             6.11%
                                        No. of tenant leases expiring (4)                 19                20                10

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Orange County, California               Square feet expiring (1)                     191,912 sf         82,875 sf          7,057 sf
                                        Full service St-Line rent (2)           $  4,422,853      $  2,002,416      $    182,071

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 191,912 sf         82,875 sf          7,057 sf
                                        Full service St-Line rent (2) (3)       $  4,422,853      $  2,002,416      $    182,071
                                        Full service St-Line rent per sq. ft.   $      23.05      $      24.16      $      25.80
                                        % Full service St-Lined rent                   30.75%            13.92%             1.27%
                                        No. of tenant leases expiring (4)                 24                17                 1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Charlotte, North Carolina               Square feet expiring (1)                      74,711 sf         38,762 sf        140,429 sf
                                        Full service St-Line rent (2)           $  1,384,308      $    744,072      $  2,453,832

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  74,711 sf         38,762 sf        140,429 sf
                                        Full service St-Line rent (2) (3)       $  1,384,308      $    744,072      $  2,453,832
                                        Full service St-Line rent per sq. ft.   $      18.53      $      19.20      $      17.47
                                        % Full service St-Lined rent                   12.92%             6.94%            22.90%
                                        No. of tenant leases expiring (4)                 11                 7                 6

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------







REGION NAME                             CATEGORY                                      2005              2006              2007
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Santa Monica/West Los Angeles,          Square feet expiring (1)                      68,209 sf          7,736 sf         45,539 sf
        California                      Full service St-Line rent (2)           $  1,898,591      $    281,745      $  1,981,598

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  68,209 sf          7,736 sf         45,539 sf
                                        Full service St-Line rent (2) (3)       $  1,898,591      $    281,745      $  1,981,598
                                        Full service St-Line rent per sq. ft.   $      27.83      $      36.42      $      43.51
                                        % Full service St-Lined rent                    8.03%             1.19%             8.39%
                                        No. of tenant leases expiring (4)                 10                 2                 3

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Orange County, California               Square feet expiring (1)                      14,749 sf                sf                sf
                                        Full service St-Line rent (2)           $    348,383      $      --         $      --

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  14,749 sf                sf                sf
                                        Full service St-Line rent (2) (3)       $    348,383      $      --         $      --
                                        Full service St-Line rent per sq. ft.   $      23.62      $      --         $      --
                                        % Full service St-Lined rent                    2.42%             0.00%             0.00%
                                        No. of tenant leases expiring (4)                  1                 0                 0

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Charlotte, North Carolina               Square feet expiring (1)                      17,787 sf          1,222 sf          9,889 sf
                                        Full service St-Line rent (2)           $    318,456      $     23,652      $    217,560

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  17,787 sf          1,222 sf          9,889 sf
                                        Full service St-Line rent (2) (3)       $    318,456      $     23,652      $    217,560
                                        Full service St-Line rent per sq. ft.   $      17.90      $      19.36      $      22.00
                                        % Full service St-Lined rent                    2.97%             0.22%             2.03%
                                        No. of tenant leases expiring (4)                  2                 1                 1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------






                                                                                                             2009 and
REGION NAME                             CATEGORY                                          2008                Beyond
-------------------------------------   -------------------------------------        ---------------     ---------------

Santa Monica/West Los Angeles,          Square feet expiring (1)                           41,766 sf           65,203 sf
        California                      Full service St-Line rent (2)                $  1,245,290        $    902,428

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                  sf
                                        Full service St-Line rent (2)                $    --             $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                       41,766 sf           65,203 sf
                                        Full service St-Line rent (2) (3)            $  1,245,290        $    902,428
                                        Full service St-Line rent per sq. ft.        $      29.82        $      13.84
                                        % Full service St-Lined rent                         5.27%               3.82%
                                        No. of tenant leases expiring (4)                       5                   7

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------

Orange County, California               Square feet expiring (1)                           11,000 sf           43,958 sf
                                        Full service St-Line rent (2)                $    275,482        $  1,024,573

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                sf
                                        Full service St-Line rent (2)                $    --             $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                       11,000 sf           43,958 sf
                                        Full service St-Line rent (2) (3)            $    275,482        $  1,024,573
                                        Full service St-Line rent per sq. ft.        $      25.04        $      23.31
                                        % Full service St-Lined rent                         1.92%               7.12%
                                        No. of tenant leases expiring (4)                       1                   4

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------

Charlotte, North Carolina               Square feet expiring (1)                           71,593 sf          119,535 sf
                                        Full service St-Line rent (2)                $  1,331,436        $  1,960,104

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                  sf
                                        Full service St-Line rent (2)                $    --             $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                       71,593 sf          119,535 sf
                                        Full service St-Line rent (2) (3)            $  1,331,436        $  1,960,104
                                        Full service St-Line rent per sq. ft.        $      18.60        $      16.40
                                        % Full service St-Lined rent                        12.42%              18.29%
                                        No. of tenant leases expiring (4)                       3                   4

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------







REGION NAME                             CATEGORY                                               Total               NRA
-------------------------------------   -------------------------------------             ----------------    -------------
Santa Monica/West Los Angeles,          Square feet expiring (1)                                782,671 sf       845,408 sf
        California                      Full service St-Line rent (2)                     $  23,632,215

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                            782,671 sf       845,408 sf
                                        Full service St-Line rent (2) (3)                 $  23,632,215
                                        Full service St-Line rent per sq. ft.             $       30.19
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                           154

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------

Orange County, California               Square feet expiring (1)                                612,998 sf       709,886 sf
                                        Full service St-Line rent (2)                     $  14,384,712

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $          --

    Cornerstone Portfolio               Square feet expiring (1) (3)                            612,998 sf       709,886 sf
                                        Full service St-Line rent (2) (3)                 $  14,384,712
                                        Full service St-Line rent per sq. ft.             $       23.47
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                            97

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------

Charlotte, North Carolina               Square feet expiring (1)                                607,762 sf       612,728 sf
                                        Full service St-Line rent (2)                     $  10,716,444

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                            607,762 sf       612,728 sf
                                        Full service St-Line rent (2) (3)                 $  10,716,444
                                        Full service St-Line rent per sq. ft.             $       17.63
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                            47

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------




                                                                                   Q2 - Q4
REGION NAME                             CATEGORY                                     1999              2000                2001
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

Arizona                                 Square feet expiring (1)                     60,206 sf          74,645 sf         133,669 sf
                                        Full service St-Line rent (2)          $  1,272,209       $  1,454,919       $  3,121,292

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $      --          $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 60,206 sf          74,645 sf         133,669 sf
                                        Full service St-Line rent (2) (3)      $  1,272,209       $  1,454,919       $  3,121,292
                                        Full service St-Line rent per sq. ft.  $      21.13       $      19.49       $      23.35
                                        % Full service St-Lined rent                  10.69%             12.22%             26.22%
                                        No. of tenant leases expiring (4)                15                 27                 29

                                        Asking market rent per sq. ft. (5)     $      23.77
                                        Operating Expenses per sq. ft. (6)     $       7.93
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

San Diego, California                   Square feet expiring (1)                     29,278 sf          13,539 sf          41,748 sf
                                        Full service St-Line rent (2)          $    512,800       $    274,544       $    678,513

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $       --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 29,278 sf          13,539 sf          41,748 sf
                                        Full service St-Line rent (2) (3)      $    512,800       $    274,544       $    678,513
                                        Full service St-Line rent per sq. ft.  $      17.51       $      20.28       $      16.25
                                        % Full service St-Lined rent                   6.81%              3.65%              9.02%
                                        No. of tenant leases expiring (4)                10                  5                  8

                                        Asking market rent per sq. ft. (5)     $      22.05
                                        Operating Expenses per sq. ft. (6)     $       7.52
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

Los Angeles, California                 Square feet expiring (1)                    14,040 sf           64,867 sf          78,716 sf
                                        Full service St-Line rent (2)          $    343,147       $  1,878,609       $  2,026,470

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $      --          $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 14,040 sf          64,867 sf          78,716 sf
                                        Full service St-Line rent (2) (3)      $    343,147       $  1,878,609       $  2,026,470
                                        Full service St-Line rent per sq. ft.  $      24.44       $      28.96       $      25.74
                                        % Full service St-Lined rent                   3.31%             18.11%             19.54%
                                        No. of tenant leases expiring (4)                 3                  7                  8

                                        Asking market rent per sq. ft. (5)     $      25.45
                                        Operating Expenses per sq. ft. (6)     $       9.39
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------






REGION NAME                             CATEGORY                                     2002            2003                 2004
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Arizona                                 Square feet expiring (1)                      97,180 sf        113,453 sf         58,645 sf
                                        Full service St-Line rent (2)           $  2,030,024      $  2,437,696      $  1,261,212

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  97,180 sf        113,453 sf         58,645 sf
                                        Full service St-Line rent (2) (3)       $  2,030,024      $  2,437,696      $  1,261,212
                                        Full service St-Line rent per sq. ft.   $      20.89      $      21.49      $      21.51
                                        % Full service St-Lined rent                   17.05%            20.48%            10.59%
                                        No. of tenant leases expiring (4)                 21                17                 7

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

San Diego, California                   Square feet expiring (1)                      44,536 sf        153,010 sf        106,992 sf
                                        Full service St-Line rent (2)           $    855,061      $  3,012,932      $  2,191,901

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  44,536 sf        153,010 sf        106,992 sf
                                        Full service St-Line rent (2) (3)       $    855,061      $  3,012,932      $  2,191,901
                                        Full service St-Line rent per sq. ft.   $      19.20      $      19.69      $      20.49
                                        % Full service St-Lined rent                   11.36%            40.03%            29.13%
                                        No. of tenant leases expiring (4)                  7                13                 7

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Los Angeles, California                 Square feet expiring (1)                      42,729 sf         26,000 sf         79,287 sf
                                        Full service St-Line rent (2)           $    990,062      $    649,496      $  1,986,802

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  42,729 sf         26,000 sf         79,287 sf
                                        Full service St-Line rent (2) (3)       $    990,062      $    649,496      $  1,986,802
                                        Full service St-Line rent per sq. ft.   $      23.17      $      24.98      $      25.06
                                        % Full service St-Lined rent                    9.55%             6.26%            19.16%
                                        No. of tenant leases expiring (4)                  4                 5                 5

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------







REGION NAME                             CATEGORY                                      2005              2006              2007
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Arizona                                 Square feet expiring (1)                             sf         14,100 sf                sf
                                        Full service St-Line rent (2)           $     --          $    327,765      $      --

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                         sf         14,100 sf                sf
                                        Full service St-Line rent (2) (3)       $     --          $    327,765      $      --
                                        Full service St-Line rent per sq. ft.   $     --          $      23.25      $      --
                                        % Full service St-Lined rent                    0.00%             2.75%             0.00%
                                        No. of tenant leases expiring (4)                                    2                 0

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

San Diego, California                   Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                         sf                sf                sf
                                        Full service St-Line rent (2) (3)       $     --          $      --         $      --
                                        Full service St-Line rent per sq. ft.   $     --          $      --         $      --
                                        % Full service St-Lined rent                    0.00%             0.00%             0.00%
                                        No. of tenant leases expiring (4)                  0                 0                 0

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Los Angeles, California                 Square feet expiring (1)                             sf         11,834 sf         68,751 sf
                                        Full service St-Line rent (2)           $     --          $    407,092      $  2,089,600

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                         sf         11,834 sf         68,751 sf
                                        Full service St-Line rent (2) (3)       $     --          $    407,092      $  2,089,600
                                        Full service St-Line rent per sq. ft.   $     --          $      34.40      $      30.39
                                        % Full service St-Lined rent                    0.00%             3.93%            20.15%
                                        No. of tenant leases expiring (4)                  0                 1                 2

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------






                                                                                                             2009 and
REGION NAME                             CATEGORY                                          2008                Beyond
-------------------------------------   -------------------------------------        ---------------     ---------------

Arizona                                 Square feet expiring (1)                                  sf            7,694 sf
                                        Full service St-Line rent (2)                $    --             $    --

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                  sf
                                        Full service St-Line rent (2)                $    --             $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                              sf            7,694 sf
                                        Full service St-Line rent (2) (3)            $    --             $    --
                                        Full service St-Line rent per sq. ft.        $    --             $    --
                                        % Full service St-Lined rent                         0.00%               0.00%
                                        No. of tenant leases expiring (4)                       0                   3

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------

San Diego, California                   Square feet expiring (1)                                  sf            2,057 sf
                                        Full service St-Line rent (2)                $    --             $    --

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                  sf
                                        Full service St-Line rent (2)                $    --             $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                              sf            2,057 sf
                                        Full service St-Line rent (2) (3)            $    --             $    --
                                        Full service St-Line rent per sq. ft.        $    --             $    --
                                        % Full service St-Lined rent                         0.00%               0.00%
                                        No. of tenant leases expiring (4)                       0                   2

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------

Los Angeles, California                 Square feet expiring (1)                                  sf            1,468 sf
                                        Full service St-Line rent (2)                $    --             $    --

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                  sf
                                        Full service St-Line rent (2)                $    --             $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                              sf            1,468 sf
                                        Full service St-Line rent (2) (3)            $    --             $    --
                                        Full service St-Line rent per sq. ft.        $    --             $    --
                                        % Full service St-Lined rent                         0.00%               0.00%
                                        No. of tenant leases expiring (4)                       0                   1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------







REGION NAME                             CATEGORY                                               Total               NRA
-------------------------------------   -------------------------------------             ----------------    -------------
Arizona                                 Square feet expiring (1)                                559,592 sf       585,909 sf
                                        Full service St-Line rent (2)                     $  11,905,116

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                            559,592 sf       585,909 sf
                                        Full service St-Line rent (2) (3)                 $  11,905,116
                                        Full service St-Line rent per sq. ft.             $       21.27
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                           121

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------

San Diego, California                   Square feet expiring (1)                                391,160 sf       420,599 sf
                                        Full service St-Line rent (2)                     $   7,525,752

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                            391,160 sf       420,599 sf
                                        Full service St-Line rent (2) (3)                 $   7,525,752
                                        Full service St-Line rent per sq. ft.             $       19.24
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                            52

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------

Los Angeles, California                 Square feet expiring (1)                                387,692 sf       401,629 sf
                                        Full service St-Line rent (2)                     $  10,371,279

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                            387,692 sf       401,629 sf
                                        Full service St-Line rent (2) (3)                 $  10,371,279
                                        Full service St-Line rent per sq. ft.             $       26.75
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                            36

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------



                                                                                   Q2 - Q4
REGION NAME                             CATEGORY                                     1999              2000                2001
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------


New York City, New York                 Square feet expiring (1)                     10,651 sf          27,887 sf         127,306 sf
                                        Full service St-Line rent (2)          $    484,316       $  1,281,084       $  7,219,637

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $      --          $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 10,651 sf          27,887 sf         127,306 sf
                                        Full service St-Line rent (2) (3)      $    484,316       $  1,281,084       $  7,219,637
                                        Full service St-Line rent per sq. ft.  $      45.47       $      45.94       $      56.71
                                        % Full service St-Lined rent                   2.55%              6.75%             38.05%
                                        No. of tenant leases expiring (4)                 4                 10                 13

                                        Asking market rent per sq. ft. (5)     $      56.00
                                        Operating Expenses per sq. ft. (6)     $      22.20
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

Conejo Valley (Ventura), California     Square feet expiring (1)                      3,004 sf          70,498 sf          28,099 sf
                                        Full service St-Line rent (2)          $     62,181       $  1,673,120       $    624,545

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $      --          $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  3,004 sf          70,498 sf          28,099 sf
                                        Full service St-Line rent (2) (3)      $     62,181       $  1,673,120       $    624,545
                                        Full service St-Line rent per sq. ft.  $      20.70       $      23.73       $      22.23
                                        % Full service St-Lined rent                   1.24%             33.38%             12.46%
                                        No. of tenant leases expiring (4)                 2                  7                  2

                                        Asking market rent per sq. ft. (5)     $      23.69
                                        Operating Expenses per sq. ft. (6)     $      8.01
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------

Other Regions                           Square feet expiring (1)                     32,188 sf           5,245 sf          65,115 sf
                                        Full service St-Line rent (2)          $    576,282       $    107,024       $  1,342,905

    Minority Interest Adjustment (3)    Square feet expiring (1)                            sf                 sf                 sf
                                        Full service St-Line rent (2)          $      --          $      --          $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                 32,188 sf            5,245 sf         65,115 sf
                                        Full service St-Line rent (2) (3)      $    576,282       $    107,024       $  1,342,905
                                        Full service St-Line rent per sq. ft.  $      17.90       $      20.40       $      20.62
                                        % Full service St-Lined rent                  16.88%              3.14%             39.34%
                                        No. of tenant leases expiring (4)                 4                  3                  7

                                        Asking market rent per sq. ft. (5)     $      19.52
                                        Operating Expenses per sq. ft. (6)     $       7.39
-------------------------------------   -------------------------------------  ---------------    ---------------    ---------------





REGION NAME                             CATEGORY                                     2002            2003                 2004
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

New York City, New York                 Square feet expiring (1)                      46,181 sf         50,590 sf         29,700 sf
                                        Full service St-Line rent (2)           $  2,354,935      $  2,165,719      $  2,107,450

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  46,181 sf         50,590 sf         29,700 sf
                                        Full service St-Line rent (2) (3)       $  2,354,935      $  2,165,719      $  2,107,450
                                        Full service St-Line rent per sq. ft.   $      50.99      $      42.81      $      70.96
                                        % Full service St-Lined rent                   12.41%            11.41%            11.11%
                                        No. of tenant leases expiring (4)                 11                 8                 6

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Conejo Valley (Ventura), California     Square feet expiring (1)                      70,168 sf         32,260 sf          3,158 sf
                                        Full service St-Line rent (2)           $   1,569,494     $    765,292      $     48,175

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  70,168 sf         32,260 sf          3,158 sf
                                        Full service St-Line rent (2) (3)       $  1,569,494      $    765,292      $     48,175
                                        Full service St-Line rent per sq. ft.   $      22.37      $      23.72      $      15.26
                                        % Full service St-Lined rent                   31.31%            15.27%             0.96%
                                        No. of tenant leases expiring (4)                  3                 2                 1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Other Regions                           Square feet expiring (1)                       7,353 sf         32,569 sf          2,997 sf
                                        Full service St-Line rent (2)           $    152,905      $    647,607      $     61,846

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $     --          $     --

    Cornerstone Portfolio               Square feet expiring (1) (3)                   7,353 sf         32,569 sf          2,997 sf
                                        Full service St-Line rent (2) (3)       $    152,905      $    647,607      $     61,846
                                        Full service St-Line rent per sq. ft.   $      20.79      $      19.88      $      20.64
                                        % Full service St-Lined rent                    4.48%            18.97%             1.81%
                                        No. of tenant leases expiring (4)                  3                 5                 1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------






REGION NAME                             CATEGORY                                      2005              2006              2007
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

New York City, New York                 Square feet expiring (1)                      11,566 sf         27,074 sf         32,929 sf
                                        Full service St-Line rent (2)           $    616,071      $  1,124,710      $  1,620,918

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  11,566 sf         27,074 sf         32,929 sf
                                        Full service St-Line rent (2) (3)       $    616,071      $  1,124,710      $  1,620,918
                                        Full service St-Line rent per sq. ft.   $      53.27      $      41.54      $      49.22
                                        % Full service St-Lined rent                    3.25%             5.93%             8.54%
                                        No. of tenant leases expiring (4)                  2                 5                 2

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Conejo Valley (Ventura), California     Square feet expiring (1)                      12,126 sf                sf                sf
                                        Full service St-Line rent (2)           $    269,825      $      --         $      --

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  12,126 sf                sf                sf
                                        Full service St-Line rent (2) (3)       $    269,825      $      --         $      --
                                        Full service St-Line rent per sq. ft.   $      22.25      $      --         $      --
                                        % Full service St-Lined rent                    5.38%             0.00%             0.00%
                                        No. of tenant leases expiring (4)                  1                 0                 0

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------

Other Regions                           Square feet expiring (1)                      12,892 sf                sf         11,501 sf
                                        Full service St-Line rent (2)           $    293,862      $      --         $    230,905

    Minority Interest Adjustment (3)    Square feet expiring (1)                             sf                sf                sf
                                        Full service St-Line rent (2)           $     --          $      --         $      --

    Cornerstone Portfolio               Square feet expiring (1) (3)                  12,892 sf                sf         11,501 sf
                                        Full service St-Line rent (2) (3)       $    293,862      $      --         $    230,905
                                        Full service St-Line rent per sq. ft.   $      22.79      $      --         $      20.08
                                        % Full service St-Lined rent                    8.61%             0.00%             6.76%
                                        No. of tenant leases expiring (4)                  2                 0                 1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------
-------------------------------------   -------------------------------------   ---------------   ---------------   ---------------




                                                                                                             2009 and
REGION NAME                             CATEGORY                                          2008                Beyond
-------------------------------------   -------------------------------------        ---------------     ---------------

New York City, New York                 Square feet expiring (1)                                  sf              207 sf
                                        Full service St-Line rent (2)                $    --             $    --

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                  sf
                                        Full service St-Line rent (2)                $    --             $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                              sf             207 sf
                                        Full service St-Line rent (2) (3)            $    --             $    --
                                        Full service St-Line rent per sq. ft.        $    --             $    --
                                        % Full service St-Lined rent                         0.00%               0.00%
                                        No. of tenant leases expiring (4)                       0                   2

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------

Conejo Valley (Ventura), California     Square feet expiring (1)                                  sf              245 sf
                                        Full service St-Line rent (2)                $    --             $    --

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf                  sf
                                        Full service St-Line rent (2)                $    --             $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                              sf              245 sf
                                        Full service St-Line rent (2) (3)            $    --             $    --
                                        Full service St-Line rent per sq. ft.        $    --             $    --
                                        % Full service St-Lined rent                         0.00%               0.00%
                                        No. of tenant leases expiring (4)                       0                   1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------

Other Regions                           Square feet expiring (1)                                  sf            5,446 sf
                                        Full service St-Line rent (2)                $    --             $    --

    Minority Interest Adjustment (3)    Square feet expiring (1)                                  sf
                                        Full service St-Line rent (2)                $    --             $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                              sf            5,446 sf
                                        Full service St-Line rent (2) (3)            $    --             $    --
                                        Full service St-Line rent per sq. ft.        $    --             $    --
                                        % Full service St-Lined rent                         0.00%               0.00%
                                        No. of tenant leases expiring (4)                       0                   2

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------        ---------------     ---------------
-------------------------------------   -------------------------------------        ---------------     ---------------






REGION NAME                             CATEGORY                                               Total               NRA
-------------------------------------   -------------------------------------             ----------------    -------------
New York City, New York                 Square feet expiring (1)                                364,091 sf       378,965 sf
                                        Full service St-Line rent (2)                     $  18,974,840

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                            364,091 sf       378,965 sf
                                        Full service St-Line rent (2) (3)                 $  18,974,840
                                        Full service St-Line rent per sq. ft.             $       52.12
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                            63

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------

Conejo Valley (Ventura), California     Square feet expiring (1)                                219,558 sf       234,766 sf
                                        Full service St-Line rent (2)                     $   5,012,633

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                            219,558 sf       234,766 sf
                                        Full service St-Line rent (2) (3)                 $   5,012,633
                                        Full service St-Line rent per sq. ft.             $       22.83
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                            19

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------

Other Regions                           Square feet expiring (1)                                175,306 sf       209,579 sf
                                        Full service St-Line rent (2)                     $   3,413,336

    Minority Interest Adjustment (3)    Square feet expiring (1)                                        sf               sf
                                        Full service St-Line rent (2)                     $    --

    Cornerstone Portfolio               Square feet expiring (1) (3)                            175,306 sf       209,579 sf
                                        Full service St-Line rent (2) (3)                 $   3,413,336
                                        Full service St-Line rent per sq. ft.             $       19.47
                                        % Full service St-Lined rent                             100.00%
                                        No. of tenant leases expiring (4)                            28

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)
-------------------------------------   -------------------------------------             ----------------    -------------
-------------------------------------   -------------------------------------             ----------------    -------------


                           CORNERSTONE PROPERTIES INC.
                            LEASE EXPIRATION SCHEDULE
                                    FOOTNOTES




----------------------------

(1)  The total square footage expiring in any particular year.

(2) Full Service Straight-line rent is the annual average of all lease payments required to be made through the term of the lease as required under Generally Accepted Accounting Principles plus the annualized recovery of operating expenses.

(3) Full Service Straight-line rent and square feet expiring include an adjustment for the interest of a joint venture or minority partner. Calculations are based on the partners' 1999 percentage participation in the cash flows of the property.

(4)  The number of tenant leases expiring in each year.

(5) Asking market rent is the average initially quoted rent to prospective tenants in each building. All market rents shown are on full service basis.

(6) Operating Expenses are the projected recoverable expenses quoted to prospective tenants in each building.

(7) The rentable area associated with the Pruneyard Inn (90,000 sf) is not included in the portfolio NRA.

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE





                          - TENANT RETENTION SCHEDULE

                          Cornerstone Properties Inc.
                           Tenant Retention Schedule
                              As of March 31, 1999


The attached table sets forth the Company's tenant retention on expiring leases since January 1, 1995. The analysis is based upon the percentage of expiring leases in the applicable building with a tenant or subtenant being retained in the expiring space, or an existing tenant expanding into the expiring space. A tenant's lease is added to the retention schedule at the time a lease extension is signed with the tenant, or the tenant notifies the Company of an option being exercised.



                                                        1995                         1996
                                          ----------------------------   -----------------------------
                                           sq ft       sq ft               sq ft       sq ft
Region                                    retained    expired    ret %   retained     expired    ret %
                                          -------     -------     --      -------     -------     --
Boston, Massachusetts                        --          --       --       95,816      96,658     99%

San Mateo County, California                 --          --       --         --          --       --

East Bay, California                         --          --       --         --          --       --

Atlanta, Georgia                             --          --       --         --          --       --

Seattle, Washington                        29,547      44,742     66%      86,956     106,250     82%

Santa Clara County, California               --          --       --         --          --       --

Denver, Colorado                           64,627      71,364     91%      43,601      72,903     60%

San Francisco, California                    --          --       --         --          --       --

Minneapolis, Minnesota                     22,762      23,792     96%       4,336       9,777     44%

Washington, D.C./Alexandria, Virginia        --          --       --         --          --       --

Suburban Chicago, Illinois                   --          --       --         --          --       --

Santa Monica/West Los Angeles, CA            --          --       --         --          --       --

Orange County, California                    --          --       --         --          --       --

Charlotte, North Carolina                    --          --       --         --          --       --

Arizona                                      --          --       --         --          --       --

San Diego, California                        --          --       --         --          --       --

Los Angeles, California                      --          --       --         --          --       --

New York City, New York                      --          --       --       46,003      53,762     86%

Conejo Valley (Ventura), California          --          --       --         --          --       --

Other Regions                                --          --       --         --          --       --
                                          -------     -------     --      -------     -------     --
               (1) TOTAL PORTFOLIO        116,936     139,898     84%     276,712     339,350     82%






                                                        1997                             1998
                                          ----------------------------    --------------------------------
                                           sq ft       sq ft               sq ft          sq ft
Region                                    retained    expired    ret %    retained       expired     ret %
                                          -------     -------     --      ---------     ---------      --
Boston, Massachusetts                     41,252      65,223     63%       482,864       523,936      92%

San Mateo County, California                 --          --       --          1,730         9,757      18%

East Bay, California                         --          --       --           --          17,601       0%

Atlanta, Georgia                           10,672      21,725     49%        65,397       177,393      37%

Seattle, Washington                       182,194     207,738     88%       394,746       417,094      95%

Santa Clara County, California               --          --       --           --            --       --

Denver, Colorado                          266,021     313,612     85%        78,144       106,249      74%

San Francisco, California                    --          --       --           --             311       0%

Minneapolis, Minnesota                    205,749     234,260     88%       101,382       114,447      89%

Washington, D.C./Alexandria, Virginia        --         8,889      0%       128,611       169,699      76%

Suburban Chicago, Illinois                 35,320      42,099     84%        75,006       178,898      42%

Santa Monica/West Los Angeles, CA            --          --       --         15,975        18,897      85%

Orange County, California                    --          --       --          1,149        12,801       9%

Charlotte, North Carolina                   2,974       6,390     47%        35,239        59,158      60%

Arizona                                      --          --       --            991           991     100%

San Diego, California                        --          --       --           --            --       --

Los Angeles, California                      --          --       --           --            --       --

New York City, New York                    43,007      71,266     60%        37,448        52,025      72%

Conejo Valley (Ventura), California          --          --       --           --            --       --

Other Regions                                --          --       --         12,343        25,870      48%
                                          -------     -------      --      ---------     ---------      --
               (1) TOTAL PORTFOLIO        787,189     971,202     81%     1,431,025     1,885,127      76%





                                                      1999 YTD                          TOTAL
                                          ----------------------------    --------------------------------
                                           sq ft       sq ft               sq ft          sq ft
Region                                    retained    expired    ret %    retained       expired     ret %
                                          -------     -------     --      ---------     ---------      --
Boston, Massachusetts                        563         563     100%       620,495       686,380      90%

San Mateo County, California                3,335      58,146       6%         5,065        67,903       7%

East Bay, California                       54,797      65,145      84%        54,797        82,746      66%

Atlanta, Georgia                            6,219      19,308      32%        82,288       218,426      38%

Seattle, Washington                        31,798      36,479      87%       725,241       812,303      89%

Santa Clara County, California              8,442      14,787      57%         8,442        14,787      57%

Denver, Colorado                             --         3,242       0%       452,393       567,370      80%

San Francisco, California                  46,576      50,783      92%        46,576        51,094      91%

Minneapolis, Minnesota                     21,238      21,238     100%       355,467       403,514      88%

Washington, D.C./Alexandria, Virginia       1,403       1,403     100%       130,014       179,991      72%

Suburban Chicago, Illinois                 22,247      52,097      43%       132,573       273,094      49%

Santa Monica/West Los Angeles, CA          31,639      47,166      67%        47,614        66,063      72%

Orange County, California                    --         7,897       0%         1,149        20,698       6%

Charlotte, North Carolina                  24,680      29,483      84%        62,893        95,031      66%

Arizona                                    19,798      26,758      74%        20,789        27,749      75%

San Diego, California                       6,759      18,150      37%         6,759        18,150      37%

Los Angeles, California                     2,032       2,032     100%         2,032         2,032     100%

New York City, New York                    15,984      15,984     100%       142,442       193,037      74%

Conejo Valley (Ventura), California         7,153       9,555      75%         7,153         9,555      75%

Other Regions                               9,245      21,588      43%        21,588        47,458      45%
                                          -------     -------      --      ---------     ---------      --
               (1) TOTAL PORTFOLIO        313,908     501,804      63%     2,925,770     3,837,381      76%


----------

(1) 1996 and 1997 retention has been restated to reflect the 1998 sale of the Frick Building.

                           CORNERSTONE PROPERTIES INC.





                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE









                    - LEASING COSTS AND CAPITAL EXPENDITURES






\



                           CORNERSTONE PROPERTIES INC.
                         NON-REVENUE GENERATING CAPITAL
                               (RECURRING CAPITAL)


------------------------------------------------------------------------------------------------------------------------------------

   REGION                                  1999 YTD          1998             1997           1996          1995      TOTAL/AVERAGE
   ----------------------------------   --------------------------------------------------------------------------------------------
(1)PORTFOLIO TOTAL
Weighted Average Square Footage Owned    4,986,856 sf    11,085,545 sf    5,121,760 sf    3,832,635 sf  3,290,776 sf    5,663,514 sf
Capital Expenditures                    $  921,250      $ 1,671,684      $  487,956      $  518,632    $       --     $   719,904
Minority Interest Adjustment            $    4,164      $        --      $    2,195      $       --    $       --     $     1,272
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $  917,086      $ 1,671,684      $  485,761      $  518,632    $       --     $   718,633
Total Per Square Foot                   $     0.18      $      0.15      $     0.09      $     0.14    $       --     $      0.13

Total Square Feet Leased                   423,705 sf     1,768,939 sf      958,815 sf      376,197 sf    154,819 sf    3,682,475 sf
Total Tenant Lease Costs                $3,532,479      $15,876,813      $7,127,582      $4,344,926    $  576,381     $31,458,181
Minority Interest Adjustment            $  153,175      $        --      $       --      $       --    $       --     $    30,635
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $3,379,304      $15,876,813      $7,127,582      $4,344,926    $  576,381     $31,427,546
Total Per Square Foot                   $     7.98      $      8.98      $     7.43      $    11.55    $     3.72     $      8.53

      (1)1996 and 1997 leasing and capital costs have been restated to reflect the 1998 sale of the Frick Building.
--------------------------------------------------------------------------------

The following table shows Historical Non-Incremental Revenue Generating Leasing Costs, which are the leasing costs (tenant improvements and leasing commissions), in total and on a per square foot basis, to re-lease expiring leases or renew or extend existing leases. The Company believes that its ability to renew and extend existing tenants at a high percentage has substantially reduced its overall leasing costs on a per square foot basis. Additionally, the table shows Historical Non-Incremental Revenue Generating Capital Expenditures, which are Capital Expenditures expended to maintain a property in a Class A manner and do not give rise to additional earnings capacity, but rather allow the property to maintain its competitive position within its market. The Company believes that its focus on continuing high level of maintenance of its assets has greatly reduced the amount of Capital Expenditures required at its buildings.

--------------------------------------------------------------------------------


BOSTON, MASSACHUSETTS
Weighted Average Square Footage Owned      685,235 sf     2,666,317 sf      672,069 sf      463,691 sf     77,494 sf      912,961 sf
Capital Expenditures                    $   43,885      $   476,741      $   53,185      $  518,632    $       --     $   218,489
Minority Interest Adjustment            $       --      $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $   43,885      $   476,741      $   53,185      $  518,632    $       --     $   218,489
Total Per Square Foot                   $     0.06      $      0.18      $     0.08      $     1.12    $       --     $      0.24

Total Square Feet Leased                     5,888 sf       506,584 sf       68,110 sf      117,794 sf            sf      698,376 sf
Total Tenant Lease Costs                $   15,975      $ 6,935,065      $1,349,047      $2,158,339    $       --     $10,458,426
Minority Interest Adjustment            $       --      $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $   15,975      $ 6,935,065      $1,349,047      $2,158,339    $       --     $10,458,426
Total Per Square Foot                   $     2.71      $     13.69      $    19.81      $    18.32    $       --     $     14.98


SAN MATEO COUNTY, CALIFORNIA
Weighted Average Square Footage Owned      535,909 sf        95,295 sf              sf              sf            sf      126,241 sf
Capital Expenditures                    $  317,435      $    81,080      $       --      $       --    $       --     $    79,703
Minority Interest Adjustment            $       --      $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $  317,435      $    81,080      $       --      $       --    $       --     $    79,703
Total Per Square Foot                   $     0.59      $      0.85      $       --      $       --    $       --     $      0.63

Total Square Feet Leased                    49,099 sf         1,730 sf              sf              sf            sf       50,829 sf
Total Tenant Lease Costs                $  699,692      $        --      $       --      $       --    $       --     $   699,692
Minority Interest Adjustment            $       --      $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $  699,692      $        --      $       --      $       --    $       --     $   699,692
Total Per Square Foot                   $    14.25      $        --      $       --      $       --    $       --     $     13.77


EAST BAY, CALIFORNIA
Weighted Average Square Footage Owned      412,743 sf        73,386 sf              sf              sf            sf       97,226 sf
Capital Expenditures                    $  171,296      $    13,500      $       --      $       --    $       --     $    36,959
Minority Interest Adjustment            $       --      $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $  171,296      $    13,500      $       --      $       --    $       --     $    36,959
Total Per Square Foot                   $     0.42      $      0.18      $       --      $       --    $       --     $      0.38

Total Square Feet Leased                    67,783 sf               sf              sf              sf            sf       67,783 sf
Total Tenant Lease Costs                $  458,401      $        --      $       --      $       --    $       --     $   458,401
Minority Interest Adjustment            $       --      $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $  458,401      $        --      $       --      $       --    $       --     $   458,401
Total Per Square Foot                   $     6.76      $        --      $       --      $       --    $       --     $      6.76

                           CORNERSTONE PROPERTIES INC.
                         NON-REVENUE GENERATING CAPITAL
                               (RECURRING CAPITAL)


------------------------------------------------------------------------------------------------------------------------------------

   REGION                                  1999 YTD          1998             1997           1996          1995      TOTAL/AVERAGE
   ----------------------------------   --------------------------------------------------------------------------------------------
ATLANTA, GEORGIA
Weighted Average Square Footage Owned      406,353 sf     1,647,986 sf      297,992 sf              sf            sf      470,466 sf
Capital Expenditures                    $       --      $        --      $       --      $       --    $       --     $        --
Minority Interest Adjustment            $       --      $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $       --      $        --      $       --      $       --    $       --     $        --
Total Per Square Foot                   $       --      $        --      $       --      $       --    $       --     $        --

Total Square Feet Leased                    14,008 sf       170,672 sf       13,269 sf              sf            sf      197,949 sf
Total Tenant Lease Costs                $  261,715      $ 1,280,053      $  269,265      $       --    $       --     $ 1,811,033
Minority Interest Adjustment            $       --      $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $  261,715      $ 1,280,053      $  269,265      $       --    $       --     $ 1,811,033
Total Per Square Foot                   $    18.68      $      7.50      $    20.29      $       --    $       --     $      9.15


SEATTLE, WASHINGTON
Weighted Average Square Footage Owned      362,149 sf     1,168,321 sf    1,154,560 sf    1,154,560 sf  1,154,560 sf      998,830 sf
Capital Expenditures                    $   64,638      $    59,337      $   21,922      $       --    $       --     $    29,179
Minority Interest Adjustment            $       --      $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $   64,638      $    59,337      $   21,922      $       --    $       --     $    29,179
Total Per Square Foot                   $     0.18      $      0.05      $     0.02      $       --    $       --     $      0.03

Total Square Feet Leased                    35,806 sf       432,547 sf      208,875 sf      124,474 sf     53,894 sf      855,596 sf
Total Tenant Lease Costs                $  216,365      $ 2,177,172      $1,204,606      $  793,361    $  290,971     $ 4,682,475
Minority Interest Adjustment            $       --      $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $  216,365      $ 2,177,172      $1,204,606      $  793,361    $  290,971     $ 4,682,475
Total Per Square Foot                   $     6.04      $      5.03      $     5.77      $     6.37    $     5.40     $      5.47


SANTA CLARA COUNTY, CALIFORNIA
Weighted Average Square Footage Owned      319,567 sf        56,510 sf              sf              sf            sf       75,215 sf
Capital Expenditures                      $143,487      $    36,389      $       --      $       --    $       --     $    35,975
Minority Interest Adjustment              $   --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                   $143,487      $    36,389      $       --      $       --    $       --     $    35,975
Total Per Square Foot                     $   0.45      $      0.64      $       --      $       --    $       --     $      0.48

Total Square Feet Leased                     9,428  sf              sf              sf              sf            sf        9,428 sf
Total Tenant Lease Costs                  $ 68,856      $        --      $       --      $       --    $       --     $    68,856
Minority Interest Adjustment              $   --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                   $ 68,856      $        --      $       --      $       --    $       --     $    68,856
Total Per Square Foot                     $   7.30      $        --      $       --      $       --    $       --     $      7.30


DENVER, COLORADO
Weighted Average Square Footage Owned      292,895 sf     1,187,752 sf    1,187,752 sf    1,187,752 sf  1,187,752 sf    1,008,781 sf
Capital Expenditures                      $   --        $        --      $  102,000      $       --    $       --     $    20,400
Minority Interest Adjustment              $   --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                   $     --      $        --      $  102,000      $       --    $       --     $    20,400
Total Per Square Foot                     $     --      $        --      $     0.09      $       --    $       --     $      0.02

Total Square Feet Leased                     3,147 sf        85,110 sf      308,697 sf       81,445 sf     75,939 sf      554,338 sf
Total Tenant Lease Costs                  $   --        $   201,233      $1,823,664      $1,009,006    $  141,135     $ 3,175,038
Minority Interest Adjustment              $   --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                   $   --        $   201,233      $1,823,664      $1,009,006    $  141,135     $ 3,175,038
Total Per Square Foot                     $   --        $      2.36      $     5.91      $    12.39    $     1.86     $      5.73


SAN FRANCISCO, CALIFORNIA
Weighted Average Square Footage Owned    196,334 sf         163,815 sf              sf              sf            sf       72,030 sf
Capital Expenditures                    $ 67,513        $    12,773      $       --      $       --    $       --     $    16,057
Minority Interest Adjustment            $  4,164        $        --      $       --      $       --    $       --     $       833
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $ 63,349        $    12,773      $       --      $       --    $       --     $    15,224
Total Per Square Foot                   $   0.32        $      0.08      $       --      $       --    $       --     $      0.21

Total Square Feet Leased                  32,169 sf                 sf              sf              sf            sf       32,169 sf
Total Tenant Lease Costs                $327,013        $        --      $       --      $       --    $       --     $   327,013
Minority Interest Adjustment            $153,175        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $173,838        $        --      $       --      $       --    $       --     $   327,013
Total Per Square Foot                   $   5.40        $        --      $       --      $       --    $       --     $     10.17

                           CORNERSTONE PROPERTIES INC.
                         NON-REVENUE GENERATING CAPITAL
                               (RECURRING CAPITAL)


------------------------------------------------------------------------------------------------------------------------------------

   REGION                                  1999 YTD          1998             1997           1996          1995      TOTAL/AVERAGE
   ----------------------------------   --------------------------------------------------------------------------------------------
MINNEAPOLIS, MINNESOTA
Weighted Average Square Footage Owned    205,272 sf         870,970 sf      870,970 sf      870,970 sf    870,970 sf      737,830 sf
Capital Expenditures                    $     --        $        --      $   10,974      $       --    $       --     $     2,195
Minority Interest Adjustment            $     --        $        --      $    2,195      $       --    $       --     $       439
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $     --        $        --      $    8,779      $       --    $       --     $     1,756
Total Per Square Foot                   $     --        $        --      $     0.01      $       --    $       --     $      0.00

Total Square Feet Leased                  21,238 sf         125,966 sf      212,795 sf        6,629 sf     24,986 sf      391,614 sf
Total Tenant Lease Costs                $     --        $   513,054      $  569,103      $   42,237    $  144,275     $ 1,268,669
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $     --        $   513,054      $  569,103      $   42,237    $  144,275     $ 1,268,669
Total Per Square Foot                   $     --        $      4.07      $     2.67      $     6.37    $     5.77     $      3.24


WASHINGTON, D.C. / ALEXANDRIA, VIRGINIA
Weighted Average Square Footage Owned    244,923 sf         989,999 sf      177,548 sf              sf            sf      282,494 sf
Capital Expenditures                    $     --        $    75,218      $       --      $       --    $       --     $    15,044
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $     --        $    75,218      $       --      $       --    $       --     $    15,044
Total Per Square Foot                   $     --        $      0.08      $       --      $       --    $       --     $      0.05

Total Square Feet Leased                   8,834 sf         151,775 sf              sf              sf            sf      160,609 sf
Total Tenant Lease Costs                $396,025        $ 3,291,744      $       --      $       --    $       --     $ 3,687,769
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $396,025        $ 3,291,744      $       --      $       --    $       --     $ 3,687,769
Total Per Square Foot                   $  44.83        $     21.69      $       --      $       --    $       --     $     22.96


SUBURBAN CHICAGO, ILLINOIS
Weighted Average Square Footage Owned    240,677 sf         923,873 sf      297,067 sf       43,136 sf            sf      300,951 sf
Capital Expenditures                    $     --        $   (61,733)     $  154,646      $       --    $       --     $    18,583
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $     --        $   (61,733)     $  154,646      $       --    $       --     $    18,583
Total Per Square Foot                   $     --        $     (0.07)     $     0.52      $       --    $       --     $      0.06

Total Square Feet Leased                  41,250 sf         149,705 sf       42,826 sf        3,652 sf            sf      237,433 sf
Total Tenant Lease Costs                $555,721        $   447,825      $  287,758      $    2,859    $       --     $ 1,294,163
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $555,721        $   447,825      $  287,758      $    2,859    $       --     $ 1,294,163
Total Per Square Foot                   $  13.47        $      2.99      $     6.72      $     0.78    $       --     $      5.45


SANTA MONICA/WEST LOS ANGELES,
CALIFORNIA
Weighted Average Square Footage Owned    208,457 sf         137,348 sf              sf              sf            sf       69,161 sf
Capital Expenditures                    $    200        $   293,641      $       --      $       --    $       --     $    58,768
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $    200        $   293,641      $       --      $       --    $       --     $    58,768
Total Per Square Foot                   $   0.00        $      2.14      $       --      $       --    $       --     $      0.85

Total Square Feet Leased                  40,499 sf          19,106 sf              sf              sf            sf       59,605 sf
Total Tenant Lease Costs                $100,116        $   111,078      $       --      $       --    $       --     $   211,194
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $100,116        $   111,078      $       --      $       --    $       --     $   211,194
Total Per Square Foot                   $   2.47        $      5.81      $       --      $       --    $       --     $      3.54


ORANGE COUNTY, CALIFORNIA
Weighted Average Square Footage Owned    175,040 sf          31,096 sf              sf              sf            sf       41,227 sf
Capital Expenditures                    $    228        $       897      $       --      $       --    $       --     $       225
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $    228        $       897      $       --      $       --    $       --     $       225
Total Per Square Foot                   $   0.00        $      0.03      $       --      $       --    $       --     $      0.01

Total Square Feet Leased                   4,682 sf           1,149 sf              sf              sf            sf        5,831 sf
Total Tenant Lease Costs                $ 32,794        $     9,192      $       --      $       --    $       --     $    41,986
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $ 32,794        $     9,192      $       --      $       --    $       --     $    41,986
Total Per Square Foot                   $   7.00        $      8.00      $       --      $       --    $       --     $      7.20

                           CORNERSTONE PROPERTIES INC.
                         NON-REVENUE GENERATING CAPITAL
                               (RECURRING CAPITAL)


------------------------------------------------------------------------------------------------------------------------------------

   REGION                                  1999 YTD          1998             1997           1996          1995      TOTAL/AVERAGE
   ----------------------------------   --------------------------------------------------------------------------------------------
CHARLOTTE, NORTH CAROLINA
Weighted Average Square Footage Owned    151,084 sf         612,728 sf      110,795 sf              sf            sf      174,921 sf
Capital Expenditures                    $     --        $     5,086      $   15,039      $       --    $       --     $     4,025
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $     --        $     5,086      $   15,039      $       --    $       --     $     4,025
Total Per Square Foot                   $     --        $      0.01      $     0.14      $       --    $       --     $      0.02

Total Square Feet Leased                  26,802 sf          59,318 sf        9,139 sf              sf            sf       95,259 sf
Total Tenant Lease Costs                $173,693        $   519,787      $  154,044      $       --    $       --     $   847,524
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $173,693        $   519,787      $  154,044      $       --    $       --     $   847,524
Total Per Square Foot                   $   6.48        $      8.76      $    16.86      $       --    $       --     $      8.90


ARIZONA
Weighted Average Square Footage Owned    144,471 sf          25,608 sf              sf              sf            sf       34,016 sf
Capital Expenditures                    $ 21,731        $        --      $       --      $       --    $       --     $     4,346
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $ 21,731        $        --      $       --      $       --    $       --     $     4,346
Total Per Square Foot                   $     --        $        --      $       --      $       --    $       --     $      0.13

Total Square Feet Leased                  21,899 sf                 sf              sf              sf            sf       21,899 sf
Total Tenant Lease Costs                $103,056        $        --      $       --      $       --    $       --     $   103,056
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $103,056        $        --      $       --      $       --    $       --     $   103,056
Total Per Square Foot                   $   4.71        $        --      $       --      $       --    $       --     $      4.71


SAN DIEGO, CALIFORNIA
Weighted Average Square Footage Owned    103,709 sf          18,450 sf              sf              sf            sf       24,432 sf
Capital Expenditures                    $    901        $    20,145      $       --      $       --    $       --     $     4,209
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $    901        $    20,145      $       --      $       --    $       --     $     4,209
Total Per Square Foot                   $   0.01        $      1.09      $       --      $       --    $       --     $      0.17

Total Square Feet Leased                   6,759 sf             991 sf              sf              sf            sf        7,750 sf
Total Tenant Lease Costs                $  5,522        $        --      $       --      $       --    $       --     $     5,522
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $  5,522        $        --      $       --      $       --    $       --     $     5,522
Total Per Square Foot                   $   0.82        $        --      $       --      $       --    $       --     $      0.71


LOS ANGELES, CALIFORNIA
Weighted Average Square Footage Owned     99,032 sf          17,689 sf              sf              sf            sf       23,344 sf
Capital Expenditures                    $ 32,929        $        --      $       --      $       --    $       --     $     6,586
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $ 32,929        $        --      $       --      $       --    $       --     $     6,586
Total Per Square Foot                   $   0.33        $        --      $       --      $       --    $       --     $      0.28

Total Square Feet Leased                   2,032 sf           2,917 sf              sf              sf            sf        4,949 sf
Total Tenant Lease Costs                $     --        $        --      $       --      $       --    $       --     $        --
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $     --        $        --      $       --      $       --    $       --     $        --
Total Per Square Foot                   $     --        $        --      $       --      $       --    $       --     $        --


NEW YORK CITY, NEW YORK
Weighted Average Square Footage Owned     93,443 sf         378,965 sf      353,007 sf      112,526 sf            sf      187,588 sf
Capital Expenditures                    $ 33,313        $   658,610      $  130,190      $       --    $       --     $   164,423
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $ 33,313        $   658,610      $  130,190      $       --    $       --     $   164,423
Total Per Square Foot                   $   0.36        $      1.74      $     0.37      $       --    $       --     $      0.88

Total Square Feet Leased                  15,984 sf          49,026 sf       95,104 sf       42,203 sf            sf      202,317 sf
Total Tenant Lease Costs                $ 95,788        $   390,610      $1,470,095      $  339,124    $       --     $ 2,295,617
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $ 95,788        $   390,610      $1,470,095      $  339,124    $       --     $ 2,295,617
Total Per Square Foot                   $   5.99        $      7.97      $    15.46      $     8.04    $       --     $     11.35

                           CORNERSTONE PROPERTIES INC.
                         NON-REVENUE GENERATING CAPITAL
                               (RECURRING CAPITAL)


------------------------------------------------------------------------------------------------------------------------------------

   REGION                                  1999 YTD          1998             1997           1996          1995      TOTAL/AVERAGE
   ----------------------------------   --------------------------------------------------------------------------------------------
CONEJO VALLEY (VENTURA), CALIFORNIA
Weighted Average Square Footage Owned     57,888 sf          10,269 sf              sf              sf            sf       13,631 sf
Capital Expenditures                    $  9,842        $        --      $       --      $       --    $       --     $     1,968
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $  9,842        $        --      $       --      $       --    $       --     $     1,968
Total Per Square Foot                   $   0.17        $        --      $       --      $       --    $       --     $      0.14

Total Square Feet Leased                   7,153 sf                 sf              sf              sf            sf        7,153 sf
Total Tenant Lease Costs                $ 21,748        $        --      $       --      $       --    $       --     $    21,748
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $ 21,748        $        --      $       --      $       --    $       --     $    21,748
Total Per Square Foot                   $   3.04        $        --      $       --      $       --    $       --     $      3.04


OTHER REGIONS
Weighted Average Square Footage Owned     51,677 sf           9,168 sf              sf              sf            sf       12,169 sf
Capital Expenditures                    $ 13,850        $        --      $       --      $       --    $       --     $     2,770
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $ 13,850        $        --      $       --      $       --    $       --     $     2,770
Total Per Square Foot                   $   0.27        $        --      $       --      $       --    $       --     $      0.23

Total Square Feet Leased                   9,245 sf          12,343 sf              sf              sf            sf       21,588 sf
Total Tenant Lease Costs                $     --        $        --      $       --      $       --    $       --     $        --
Minority Interest Adjustment            $     --        $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $     --        $        --      $       --      $       --    $       --     $        --
Total Per Square Foot                   $     --        $        --      $       --      $       --    $       --     $        --

                           CORNERSTONE PROPERTIES INC.
                           REVENUE GENERATING CAPITAL
                             (NON-RECURRING CAPITAL)



------------------------------------------------------------------------------------------------------------------------------------

   REGION                                  1999 YTD          1998             1997           1996          1995      TOTAL/AVERAGE
   ----------------------------------   --------------------------------------------------------------------------------------------
(1)PORTFOLIO TOTAL
Weighted Average Square Footage Owned     4,986,856 sf   11,085,545 sf    5,121,760 sf    3,832,635 sf  3,290,776 sf    5,663,514 sf
Capital Expenditures                    $   309,349     $ 1,483,545      $  367,262      $   25,500    $  135,194     $   464,170
Minority Interest Adjustment            $       969     $     8,490      $       --      $       --    $       --     $     1,892
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $   308,379     $ 1,475,055      $  367,262      $   25,500    $  135,194     $   462,278
Total Per Square Foot                   $      0.06     $      0.13      $     0.07      $     0.01    $     0.04     $      0.08

Total Square Feet Leased                    216,754 sf      198,025 sf       83,682 sf      188,709 sf            sf      687,170 sf
Total Tenant Lease Costs                $ 4,775,484     $ 4,452,292      $  690,658      $1,196,934    $       --     $11,115,368
Minority Interest Adjustment            $    18,366     $        --      $       --      $       --    $       --     $     3,673
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $ 4,757,118     $ 4,452,292      $  690,658      $1,196,934    $       --     $11,111,695
Total Per Square Foot                   $     21.95     $     22.48      $     8.25      $     6.34    $       --     $     16.17


      (1)1996 and 1997 leasing and capital costs have been restated to reflect the 1998 sale of the Frick Building.

--------------------------------------------------------------------------------
The following table shows Historical Incremental Revenue Generating Leasing Costs, which are the leasing costs (tenant improvements and leasing commissions) required to lease (i) first generation space on development properties and (ii) space which was vacant at the time of the acquisition of a property which will increase the overall return on the property. Additionally, the table shows Historical Incremental Revenue Generating Capital Expenditures, which are Capital Expenditures expended to increase the profitability of the building either through the generation of higher earnings capability, or by improving building system efficiency, thus producing lower operating expenses prospectively.

--------------------------------------------------------------------------------



BOSTON, MASSACHUSETTS
Weighted Average Square Footage Owned       685,235 sf    2,666,317 sf      672,069 sf      463,691 sf     77,494 sf      912,961 sf
Capital Expenditures                    $        --     $     4,238      $       --      $       --    $       --     $       848
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $     4,238      $       --      $       --    $       --     $       848
Total Per Square Foot                   $        --     $      0.00      $       --      $       --    $       --     $      0.00

Total Square Feet Leased                      1,404 sf              sf              sf       33,136 sf            sf       34,540 sf
Total Tenant Lease Costs                $    14,040     $        --      $       --      $  369,727    $       --     $   383,767
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $    14,040     $        --      $       --      $  369,727    $       --     $   383,767
Total Per Square Foot                   $     10.00     $        --      $       --      $    11.16    $       --     $     11.11


SAN MATEO COUNTY, CALIFORNIA
Weighted Average Square Footage Owned       535,909 sf       95,295 sf              sf              sf            sf      126,241 sf
Capital Expenditures                    $     1,506     $     4,053      $       --      $       --    $       --     $     1,112
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $     1,506     $     4,053      $       --      $       --    $       --     $     1,112
Total Per Square Foot                   $      0.00     $      0.04      $       --      $       --    $       --     $      0.01

Total Square Feet Leased                     85,981 sf        3,752 sf              sf              sf            sf       89,733 sf
Total Tenant Lease Costs                $ 1,993,770     $    29,116      $       --      $       --    $       --     $ 2,022,886
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $ 1,993,770     $    29,116      $       --      $       --    $       --     $ 2,022,886
Total Per Square Foot                   $     23.19     $      7.76      $       --      $       --    $       --     $     22.54


EAST BAY, CALIFORNIA
Weighted Average Square Footage Owned       412,743 sf       73,386 sf              sf              sf            sf       97,226 sf
Capital Expenditures                    $    72,287     $    31,633      $       --      $       --    $       --     $    20,784
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $    72,287     $    31,633      $       --      $       --    $       --     $    20,784
Total Per Square Foot                   $      0.18     $      0.43      $       --      $       --    $       --     $      0.21

Total Square Feet Leased                     26,997 sf        1,333 sf              sf              sf            sf       28,330 sf
Total Tenant Lease Costs                $   311,851     $    13,330      $       --      $       --    $       --     $   325,181
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $   311,851     $    13,330      $       --      $       --    $       --     $   325,181
Total Per Square Foot                   $     11.55     $     10.00      $       --      $       --    $       --     $     11.48

                           CORNERSTONE PROPERTIES INC.
                           REVENUE GENERATING CAPITAL
                             (NON-RECURRING CAPITAL)


------------------------------------------------------------------------------------------------------------------------------------

   REGION                                  1999 YTD          1998             1997           1996          1995      TOTAL/AVERAGE
   ----------------------------------   --------------------------------------------------------------------------------------------
ATLANTA, GEORGIA
Weighted Average Square Footage Owned       406,353 sf    1,647,986 sf      297,992 sf              sf            sf      470,466 sf
Capital Expenditures                    $   130,112     $   586,718      $       --      $       --    $       --     $   143,366
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $   130,112     $   586,718      $       --      $       --    $       --     $   143,366
Total Per Square Foot                   $      0.32     $      0.36      $       --      $       --    $       --     $      0.30

Total Square Feet Leased                      1,299 sf       60,834 sf        2,139 sf              sf            sf       64,272 sf
Total Tenant Lease Costs                $    45,220     $ 1,919,820      $   24,132      $       --    $       --     $ 1,989,172
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $    45,220     $ 1,919,820      $   24,132      $       --    $       --     $ 1,989,172
Total Per Square Foot                   $     34.81     $     31.56      $    11.28      $       --    $       --     $     30.95


SEATTLE, WASHINGTON
Weighted Average Square Footage Owned       362,149 sf    1,168,321 sf    1,154,560 sf    1,154,560 sf  1,154,560 sf      998,830 sf
Capital Expenditures                    $     7,181     $   212,549      $   88,401      $   25,500    $  135,194     $    93,765
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $     7,181     $   212,549      $   88,401      $   25,500    $  135,194     $    93,765
Total Per Square Foot                   $      0.02     $      0.18      $     0.08      $     0.02    $     0.12     $      0.09

Total Square Feet Leased                        638 sf              sf       69,727 sf      146,517 sf            sf      216,882 sf
Total Tenant Lease Costs                $       357     $        --      $  404,988      $  643,235    $       --     $ 1,048,580
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $       357     $        --      $  404,988      $  643,235    $       --     $ 1,048,580
Total Per Square Foot                   $      0.56     $        --      $     5.81      $     4.39    $       --     $      4.83


SANTA CLARA COUNTY, CALIFORNIA
Weighted Average Square Footage Owned       319,567 sf       56,510 sf              sf              sf            sf       75,215 sf
Capital Expenditures                    $    45,145     $    86,662      $       --      $       --    $       --     $    26,361
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $    45,145     $    86,662      $       --      $       --    $       --     $    26,361
Total Per Square Foot                   $      0.14     $      1.53      $       --      $       --    $       --     $      0.35

Total Square Feet Leased                      1,597 sf        6,614 sf              sf              sf            sf        8,211 sf
Total Tenant Lease Costs                $    15,970     $    66,140      $       --      $       --    $       --     $    82,110
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $    15,970     $    66,140      $       --      $       --    $       --     $    82,110
Total Per Square Foot                   $     10.00     $     10.00      $       --      $       --    $       --     $     10.00


DENVER, COLORADO
Weighted Average Square Footage Owned       292,895 sf    1,187,752 sf    1,187,752 sf    1,187,752 sf  1,187,752 sf    1,008,781 sf
Capital Expenditures                    $        --     $        --      $       --      $       --    $       --     $        --
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $        --      $       --      $       --    $       --     $        --
Total Per Square Foot                   $        --     $        --      $       --      $       --    $       --     $        --

Total Square Feet Leased                            sf        1,497 sf              sf              sf            sf        1,497 sf
Total Tenant Lease Costs                $        --     $    24,169      $       --      $       --    $       --     $    24,169
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $    24,169      $       --      $       --    $       --     $    24,169
Total Per Square Foot                   $        --     $     16.14      $       --      $       --    $       --     $     16.14


SAN FRANCISCO, CALIFORNIA
Weighted Average Square Footage Owned       196,334 sf      163,815 sf              sf              sf            sf       72,030 sf
Capital Expenditures                    $    26,817     $    21,786      $       --      $       --    $       --     $     9,721
Minority Interest Adjustment            $       969     $     8,490      $       --      $       --    $       --     $     1,892
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $    25,848     $    13,296      $       --      $       --    $       --     $     7,829
Total Per Square Foot                   $      0.13     $      0.08      $       --      $       --    $       --     $      0.11

Total Square Feet Leased                      2,472 sf       20,678 sf              sf              sf            sf       23,150 sf
Total Tenant Lease Costs                $    55,097     $   501,187      $       --      $       --    $       --     $   556,284
Minority Interest Adjustment            $    18,366     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $    36,731     $   501,187      $       --      $       --    $       --     $   556,284
Total Per Square Foot                   $     14.86     $     24.24      $       --      $       --    $       --     $     24.03

                           CORNERSTONE PROPERTIES INC.
                           REVENUE GENERATING CAPITAL
                             (NON-RECURRING CAPITAL)


------------------------------------------------------------------------------------------------------------------------------------

   REGION                                  1999 YTD          1998             1997           1996          1995      TOTAL/AVERAGE
   ----------------------------------   --------------------------------------------------------------------------------------------
MINNEAPOLIS, MINNESOTA
Weighted Average Square Footage Owned       205,272 sf      870,970 sf      870,970 sf      870,970 sf    870,970 sf      737,830 sf
Capital Expenditures                    $        --     $        --      $       --      $       --    $       --     $        --
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $        --      $       --      $       --    $       --     $        --
Total Per Square Foot                   $        --     $        --      $       --      $       --    $       --     $        --

Total Square Feet Leased                            sf              sf              sf              sf            sf              sf
Total Tenant Lease Costs                $        --     $        --      $       --      $       --    $       --     $        --
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $        --      $       --      $       --    $       --     $        --
Total Per Square Foot                   $        --     $        --      $       --      $       --    $       --     $        --


WASHINGTON, D.C. / ALEXANDRIA,
VIRGINIA
Weighted Average Square Footage Owned       244,923 sf      989,999 sf      177,548 sf              sf            sf      282,494 sf
Capital Expenditures                    $        --     $   139,501      $  216,984      $       --    $       --     $    71,297
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $   139,501      $  216,984      $       --    $       --     $    71,297
Total Per Square Foot                   $        --     $      0.14      $     1.22      $       --    $       --     $      0.25

Total Square Feet Leased                      8,288 sf       32,227 sf              sf              sf            sf       40,515 sf
Total Tenant Lease Costs                $   159,568     $ 1,146,914      $       --      $       --    $       --     $ 1,306,482
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $   159,568     $ 1,146,914      $       --      $       --    $       --     $ 1,306,482
Total Per Square Foot                   $     19.25     $     35.59      $       --      $       --    $       --     $     32.25


SUBURBAN CHICAGO, ILLINOIS
Weighted Average Square Footage Owned       240,677 sf      923,873 sf      297,067 sf       43,136 sf            sf      300,951 sf
Capital Expenditures                    $        --     $        --      $   61,877      $       --    $       --     $    12,375
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $        --      $   61,877      $       --    $       --     $    12,375
Total Per Square Foot                   $        --     $        --      $     0.21      $       --    $       --     $      0.04

Total Square Feet Leased                            sf       34,637 sf       11,816 sf        1,941 sf            sf       48,394 sf
Total Tenant Lease Costs                $        --     $   495,310      $  261,538      $    9,706    $       --     $   766,554
Minority Interest Adjustment            $        --     $        --      $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $   495,310      $  261,538      $    9,706    $       --     $   766,554
Total Per Square Foot                   $        --     $     14.30      $    22.13      $     5.00    $       --     $     15.84


SANTA MONICA/WEST LOS ANGELES,
CALIFORNIA
Weighted Average Square Footage Owned       208,457 sf    137,348 sf                sf              sf            sf       69,161 sf
Capital Expenditures                    $    18,018     $  12,980        $       --      $       --    $       --     $     6,200
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $    18,018     $  12,980        $       --      $       --    $       --     $     6,200
Total Per Square Foot                   $      0.09     $    0.09        $       --      $       --    $       --     $      0.09

Total Square Feet Leased                      7,106 sf            sf                sf              sf            sf        7,106 sf
Total Tenant Lease Costs                $   288,177     $      --        $       --      $       --    $       --     $   288,177
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $   288,177     $      --        $       --      $       --    $       --     $   288,177
Total Per Square Foot                   $     40.55     $      --        $       --      $       --    $       --     $     40.55


ORANGE COUNTY, CALIFORNIA
Weighted Average Square Footage Owned       175,040 sf     31,096 sf                sf              sf            sf       41,227 sf
Capital Expenditures                    $       897     $      --        $       --      $       --    $       --     $       179
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $       897     $      --        $       --      $       --    $       --     $       179
Total Per Square Foot                   $      0.01     $      --        $       --      $       --    $       --     $      0.00

Total Square Feet Leased                     54,308 sf      1,311 sf                sf              sf            sf       55,619 sf
Total Tenant Lease Costs                $ 1,521,367     $   6,555        $       --      $       --    $       --     $ 1,527,922
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $ 1,521,367     $   6,555        $       --      $       --    $       --     $ 1,527,922
Total Per Square Foot                   $     28.01     $    5.00        $       --      $       --    $       --     $     27.47

                           CORNERSTONE PROPERTIES INC.
                           REVENUE GENERATING CAPITAL
                             (NON-RECURRING CAPITAL)


------------------------------------------------------------------------------------------------------------------------------------

   REGION                                  1999 YTD          1998             1997           1996          1995      TOTAL/AVERAGE
   ----------------------------------   --------------------------------------------------------------------------------------------
CHARLOTTE, NORTH CAROLINA
Weighted Average Square Footage Owned       151,084 sf    612,728 sf        110,795 sf              sf            sf      174,921 sf
Capital Expenditures                    $        --     $ 375,043        $       --      $       --    $       --     $    75,009
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $ 375,043        $       --      $       --    $       --     $    75,009
Total Per Square Foot                   $        --     $    0.61        $       --      $       --    $       --     $      0.43

Total Square Feet Leased                            sf     28,587 sf                sf              sf            sf       28,587 sf
Total Tenant Lease Costs                $        --     $ 163,143        $       --      $       --    $       --     $   163,143
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $ 163,143        $       --      $       --    $       --     $   163,143
Total Per Square Foot                   $        --     $    5.71        $       --      $       --    $       --     $      5.71


ARIZONA
Weighted Average Square Footage Owned       144,471 sf     25,608 sf                sf              sf            sf       34,016 sf
Capital Expenditures                    $     5,935     $      --        $       --      $       --    $       --     $     1,187
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $     5,935     $      --        $       --      $       --    $       --     $     1,187
Total Per Square Foot                   $        --     $      --        $       --      $       --    $       --     $      0.03

Total Square Feet Leased                     16,977 sf      1,124 sf                sf              sf            sf       18,101 sf
Total Tenant Lease Costs                $   223,712     $   1,124        $       --      $       --    $       --     $   224,836
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $   223,712     $   1,124        $       --      $       --    $       --     $   224,836
Total Per Square Foot                   $     13.18     $    1.00        $       --      $       --    $       --     $     12.42


SAN DIEGO, CALIFORNIA
Weighted Average Square Footage Owned       103,709 sf     18,450 sf                sf              sf            sf       24,432 sf
Capital Expenditures                    $       422     $     422        $       --      $       --    $       --     $       169
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $       422     $     422        $       --      $       --    $       --     $       169
Total Per Square Foot                   $      0.00     $    0.02        $       --      $       --    $       --     $      0.01

Total Square Feet Leased                            sf      5,431 sf                sf              sf            sf        5,431 sf
Total Tenant Lease Costs                $        --     $  85,484        $       --      $       --    $       --     $    85,484
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $  85,484        $       --      $       --    $       --     $    85,484
Total Per Square Foot                   $        --     $   15.74        $       --      $       --    $       --     $     15.74


LOS ANGELES, CALIFORNIA
Weighted Average Square Footage Owned        99,032 sf     17,689 sf                sf              sf            sf       23,344 sf
Capital Expenditures                    $         0     $   7,960        $       --      $       --    $       --     $     1,592
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $   7,960        $       --      $       --    $       --     $     1,592
Total Per Square Foot                   $        --     $    0.45        $       --      $       --    $       --     $      0.07

Total Square Feet Leased                      2,440 sf            sf                sf              sf            sf        2,440 sf
Total Tenant Lease Costs                $    20,994     $      --        $       --      $       --    $       --     $    20,994
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $    20,994     $      --        $       --      $       --    $       --     $    20,994
Total Per Square Foot                   $      8.60     $      --        $       --      $       --    $       --     $      8.60


NEW YORK CITY, NEW YORK
Weighted Average Square Footage Owned        93,443 sf    378,965 sf        353,007 sf      112,526 sf            sf      187,588 sf
Capital Expenditures                    $        --     $      --        $       --      $       --    $       --     $        --
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $      --        $       --      $       --    $       --     $        --
Total Per Square Foot                   $        --     $      --        $       --      $       --    $       --     $        --

Total Square Feet Leased                            sf            sf                sf        7,115 sf            sf        7,115 sf
Total Tenant Lease Costs                $        --     $      --        $       --      $  174,266    $       --     $   174,266
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $      --        $       --      $  174,266    $       --     $   174,266
Total Per Square Foot                   $        --     $      --        $       --      $    24.49    $       --     $     24.49

                           CORNERSTONE PROPERTIES INC.
                           REVENUE GENERATING CAPITAL
                             (NON-RECURRING CAPITAL)


------------------------------------------------------------------------------------------------------------------------------------

   REGION                                  1999 YTD          1998             1997           1996          1995      TOTAL/AVERAGE
   ----------------------------------   --------------------------------------------------------------------------------------------
CONEJO VALLEY (VENTURA), CALIFORNIA
Weighted Average Square Footage Owned        57,888 sf     10,269 sf                sf              sf            sf       13,631 sf
Capital Expenditures                    $        --     $      --        $       --      $       --    $       --     $        --
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $      --        $       --      $       --    $       --     $        --
Total Per Square Foot                   $        --     $      --        $       --      $       --    $       --     $        --

Total Square Feet Leased                            sf            sf                sf              sf            sf              sf
Total Tenant Lease Costs                $        --     $      --        $       --      $       --    $       --     $        --
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $        --     $      --        $       --      $       --    $       --     $        --
Total Per Square Foot                   $        --     $      --        $       --      $       --    $       --     $        --


OTHER REGIONS
Weighted Average Square Footage Owned        51,677 sf      9,168 sf                sf              sf            sf       12,169 sf
Capital Expenditures                    $     1,029     $      --        $       --      $       --    $       --     $       206
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $     1,029     $      --        $       --      $       --    $       --     $       206
Total Per Square Foot                   $      0.02     $      --        $       --      $       --    $       --     $      0.02

Total Square Feet Leased                      7,247 sf            sf                sf              sf            sf        7,247 sf
Total Tenant Lease Costs                $   125,361     $      --        $       --      $       --    $       --     $   125,361
Minority Interest Adjustment            $        --     $      --        $       --      $       --    $       --     $        --
                                        --------------------------------------------------------------------------------------------
Total Cornerstone Share                 $   125,361     $      --        $       --      $       --    $       --     $   125,361
Total Per Square Foot                   $     17.30     $      --        $       --      $       --    $       --     $     17.30

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE




                                - DEBT SCHEDULE

                           CORNERSTONE PROPERTIES INC.
                                  Debt Schedule
                                 March 31, 1999

The following table sets forth certain information regarding the consolidated debt obligations of the Company as of March 31, 1999, including mortgage obligations relating to the Properties. All of this debt, with the exception of the Convertible Promissory Note due 2001, is nonrecourse to the Company. However, notwithstanding the nonrecourse indebtedness, the lender may have the right to recover deficiencies from the Company in certain circumstances, including fraud, misappropriation of funds and environmental liabilities.


                                                                              Maturity
                Property              Amortization    Interest Rate (A)         Date              3/31/99               12/31/98
---------------------------------  ----------------- ------------------   ---------------  --------------------    -----------------
188 Embarcadero                    25 year                       6.90%            Jun-99           $ 9,044,000          $ 9,135,000
One and Two Gateway                25 year                       6.90%            Dec-99             8,605,000            8,679,000
Seaport Centre                     Interest only      LIBOR plus 1.50%            Dec-99            58,000,000           58,000,000
The Pruneyard                      24 year            LIBOR plus 2.00%            Mar-00            55,266,000           49,384,000
18301 Von Karman                   25 year                       6.90%            Apr-00            10,558,000           10,647,000
Centerside II                      25 year                       6.90%            Jun-00            13,689,000           13,818,000
Scottsdale Centre                  25 year                       6.90%            Jul-00             7,703,000            7,745,000
TransPotomac Plaza and
     Charlotte Plaza (B)           Interest only                 7.28%            Oct-00            65,000,000           65,000,000
1600 South Main                    25 year                       6.90%            Dec-00             5,011,000            5,038,000
Convertible Promissory
     Note due 2001 (C)             Interest only           8.11%max (D)           Jan-01            12,926,000           12,926,000
Biltmore Lakes                     25 year                       6.90%            Apr-01            11,411,000           11,468,000
Belmont Shores                     25 year                       6.90%            Apr-01             9,778,000            9,839,000
700 North Brand                    25 year                       6.90%            May-01            18,021,000           18,108,000
2677 North Main                    25 year                       6.90%            May-01            10,711,000           10,774,000
2700 Ygnacio Valley Road           25 year                       6.90%            Aug-01             5,006,000            5,035,000
Westlake Spectrum                  25 year                       6.90%            Aug-01             3,970,000            3,993,000
Park Plaza                         25 year                       6.90%            Oct-01             4,912,000            4,940,000
Warner Park Center                 25 year                       6.90%            Dec-01             5,184,000            5,213,000
West Wilshire Office and Medical   25 year                       6.90%            Jan-02            17,210,000           17,301,000
Searise Office Tower               25 year                       6.90%            Jan-02            11,801,000           11,864,000
Golden Bear Center                 25 year                       6.90%            Mar-02            15,676,000           15,753,000
Exposition Centre                  25 year                       6.90%            May-02             5,176,000            5,200,000
Bixby Ranch                        25 year                       6.90%            May-02            20,127,000           20,243,000
Wilshire Palisades                 22 year                       6.70%            Jul-02            29,692,000           29,902,000
120 Montgomery                     24 year            LIBOR plus 1.40%            Nov-02            47,569,000           46,930,000
1300 South El Camino               23 year                       6.90%            Dec-02             3,981,000            4,007,000
125 Summer Street                  Interest only (E)             7.20%            Jan-03            50,000,000           50,000,000
429 Santa Monica                   25 year                       6.90%            Mar-03            10,139,000           10,176,000
Crossroads                         25 year                       6.90%            Mar-03             7,312,000            7,339,000
Westlake Spectrum II               25 year                       6.90%            Mar-03             5,265,000            5,284,000
Tower 56                           30 year                       7.67%            May-03            17,509,000           17,548,000
Two ADP Plaza                      Interest only                 6.90%            Dec-03                     -  (F)      13,400,000
Two Corporate Centre               Interest only                 6.90%            Dec-03                     -  (F)      18,600,000
Norris Tech Center                 25 year            LIBOR plus 1.65%            Dec-03            16,317,000           16,392,000
Peninsula Office Park 4            25 year                       6.90%            Feb-04             5,407,000            5,436,000
Peninsula Office
Park 1,3,5,6,8 & 9                 25 year                       6.90%            Feb-04            55,818,000           54,806,000
110 Atrium Place                   30 year                       6.90%            Mar-04            21,656,000           21,838,000
10 Almaden                         25 year                       6.90%            Apr-04            33,712,000           33,885,000
Embarcadero Place                  20 year                       6.90%            Apr-04            25,867,000           26,061,000
527 Madison Avenue and
     One Lincoln Centre (B)        Interest only                 7.47%            Oct-04            65,000,000           65,000,000
Sixty State Street                 30 year                       6.84%            Jan-05            87,104,000           87,627,000
201 California Street              30 year                       6.70%            Mar-05            32,963,000           33,071,000
Island Corporate Center            30 year                       6.90%            Apr-05            13,273,000           13,294,000
Washington Mutual Tower            Interest only                 7.53%            Nov-05            79,100,000           79,100,000
Norwest Center                     Interest only                 8.74%            Dec-05           110,000,000          110,000,000
Agoura Hills                       25 year                       6.90%            Dec-05            12,270,000           12,328,000
Janss Court                        30 year                       6.90%            Dec-05            18,634,000           18,723,000
Bayhill 4,5,6 & 7                  25 year                       6.90%            Dec-06            58,753,000           59,071,000
66 Bovet                           22 year                       6.90%            Apr-07             3,914,000            3,939,000
Market Square (G) and
     200 Galleria (B)              Interest only                 7.54%            Oct-07           120,000,000          120,000,000
One Norwest Center                 30 year                       6.90%            Oct-08            98,083,000           98,252,000
Corporate 500 Centre               25 year                       6.66%            Nov-08            89,527,000           89,765,000
Other loans                        Various                     Various           Various               498,000              597,000
                                                     ------------------   ---------------  --------------------    -----------------

Total Cornerstone Debt
before adjustments                                               7.13% (H)        6.4yrs (H)   $ 1,504,148,000      $ 1,532,474,000

Adjustments:
One Post                           25 year                       6.90%            Dec-02            17,250,000           17,250,000
120 Montgomery                     24 year            LIBOR plus 1.40%            Nov-02           (15,840,477)         (15,646,000)
Norwest Center                     Interest only                 8.74%            Dec-05           (28,050,000)         (24,310,000)
                                                     ------------------------------------  --------------------    -----------------

Total Cornerstone Share of Debt                                  7.10% (H)        6.3yrs (H)   $ 1,477,507,523      $ 1,509,768,000
                                                     -----------------    ---------------  --------------------    -----------------

                           CORNERSTONE PROPERTIES INC.
                                  DEBT SCHEDULE
                                 MARCH 31, 1999


(A)      The interest rate is the stated interest rate (for
         Cornerstone-originated debt) or the mark to market rate at the time of acquisition (for debt assumed as part of a property acquisition).

(B) The three notes arising from the acquisition of several properties from PGGM are cross-collateralized, having the effect of forming a "collateral pool" for the underlying notes.

(C) The lender, Hines, has the right to convert the note into common stock at a conversion price of $14.30 per share. At maturity, the Company is entitled to repay the principal of the note with common stock priced at the lesser of $14.30 per share or the then existing share price.

(D)      Lesser of 30-day LIBOR plus 0.5% or 8.11%.

(E) Interest only payments through January 1, 2001, with a 25-year amortization schedule thereafter.

(F) On January 4, 1999, in connection with the Wilson acquisition, the Company prepaid the notes on Two ADP Plaza and Two Corporate Centre.

(G) The collateral for this loan is a pledge of the $181.0 million first mortgage loan on Market Square that the Company purchased from PGGM.

(H) Weighted-average interest rate and maturity of the Company's long-term debt.


The combined aggregate amount of maturities for all long-term borrowings for 1999 through 2003 are $75,649,000, $157,226,000, $81,919,000, $103,663,000 and
$106,542,000, respectively.



REVOLVING CREDIT FACILITY
The Company has a $550.0 million Revolving Credit Facility with a syndicate of 17 banks led by Bankers Trust Company, The Chase Manhattan Bank and NationsBank for acquisitions and general working capital purposes as well as the issuance of letters of credit (the "Revolving Credit Facility"). The interest rate on the facility depends on the Company's ratio of total debt to asset value (as defined) at the time of borrowing and will be at a spread of 1.10% to 1.40% over the applicable LIBOR or the Prime Rate at the borrower's option. The letters of credit will be priced at the applicable Eurodollar credit spread. The Revolving Credit Facility expires on November 3, 2001. As of March 31, 1999, $479.0 million of the facility was outstanding at a rate of approximately 6.3%. Of this amount, approximately $250.0 million is fixed with interest rate swaps, which effectively fixes the rate at 6.47%. In addition, at March 31, 1999, there were three letters of credit totaling $8.15 million outstanding at a rate of 1.40%. The Revolving Credit Facility contains certain restrictive covenants including:
(i) a limitation on the Company's dividend to 90.0% of funds from operations and 110.0% of funds available for distribution, both as defined in the agreement;
(ii) the percentage of total liabilities to total property asset value (as defined) cannot exceed 55.0%; (iii) the ratio of adjusted EBITDA to interest expense may not be less than 2.00 to 1.00 through July 1, 1999 and 2.25 to 1.00 thereafter; (iv) fixed charge coverage may not be less than 1.75 to 1.00; and
(v) the ratio of total property asset value (as defined) to secured indebtedness may not be less than 2.50 to 1.00.

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE





                                - EQUITY SCHEDULE

                           CORNERSTONE PROPERTIES INC.
                            EQUITY ACTIVITY SCHEDULE
                              AS OF MARCH 31, 1999

--------------------------------------------------------------------------------

The following table shows the equity activity that has occurred since January 1, 1998 and the calculation of diluted Common shares and Units outstanding:


           ITEM       DATE          DESCRIPTION                                          NUMBER OF SHARES/UNITS
---------------------------------------------------------------------------------------------------------------
COMMON STOCK
                       01/01/98     Beginning balance                                               83,191,819
                       01/05/98     Tower 56 residual value acquisition                                307,692
                       02/02/98     Public secondary equity offering                                14,375,000
                       02/17/98     Management stock grants                                             12,500
                       02/27/98     Dividend reinvestment                                              109,007
                       03/02/98     Management stock grants                                             19,178
                       04/28/98     One Memorial Drive acquisition                                   3,428,571
                       05/29/98     Dividend reinvestment                                               98,487
                       08/31/98     Dividend reinvestment                                               94,610
                       11/30/98     Dividend reinvestment                                               95,300
                       12/16/98     PGGM investment                                                 11,594,203
                       12/16/98     Wilson Acquisition                                              14,884,417
                                                                                                   ------------
                                                                                                   128,210,784
                                                                                                   ------------

OUTSIDE UPREIT UNITS
                       01/01/98     Beginning balance                                                        -
                       01/29/98     Corporate 500 Centre acquisition                                   822,794
                       04/28/98     One Memorial Drive acquisition                                   1,657,426
                       06/03/98     201 California Street and Wilshire Palisades acquisition         1,665,663
                       12/16/98     Wilson Acquisition                                              16,187,724
                                                                                                   ------------
                                                                                                    20,333,607
                                                                                                   ------------

DILUTIVE ISSUES

                                    Convertible Preferred Stock                                      3,030,303
                                    Convertible Promissory Note                                        903,914
                                    Dilutive effect of "in the money" options                           90,655
                                                                                                   ------------
                                                                                                     4,024,872
                                                                                                   ------------
                                                                                                   ------------
                       03/31/99     Total diluted common shares and units outstanding              152,569,263
                                                                                                   ------------
                                                                                                   ------------

                                    Year to date weighted average diluted common
                                    shares and units outstanding                                   152,569,263
                                                                                                   ------------
                                                                                                   ------------

                                    Quarter to date weighted average diluted common
                                    shares and units outstanding                                   152,569,263
                                                                                                   ------------
                                                                                                   ------------

                           CORNERSTONE PROPERTIES INC.





                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE









                      - MINORITY SHARING IN CASH FLOWS AND

                                RESIDUAL PROCEEDS

MINORITY SHARING IN CASH FLOWS AND RESIDUAL PROCEEDS



         Seven of the Company's properties are held in partnerships which allow the Company's partners to participate in the cash flows of their respective properties. The following discussion provides the details of partner's participation in the cash flow of each of the respective properties.


Norwest Center

         Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone, as a 7% cumulative preference return on its capital base of $92.3 million ($6,461,000), and then any remaining cash flow is split 50% to Cornerstone and 50% to their partner, Sixth & Marquette Limited Partnership ("S&M"). Should cash flow be insufficient to pay the preference return ("Preference Deficit"), it will accumulate and earn interest at 7%. Any Preference Deficit will be paid as the first priority payment after debt service. Cash flow and earnings for the three months of 1999 were split 74.5% to Cornerstone and 25.5% to S&M. Sales proceeds from Norwest Center will be split as follows as of March 31, 1999:

         1) To Debt                        $110.0 million
         2) To Cornerstone                   92.3 million
         3) To Cornerstone                    9.3 million
         4) To Cornerstone                    1.0 million
         5) To S&M                           24.5 million
         6) The remaining proceeds will be split 50/50 among the two partners.



Washington Mutual Tower

         Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone as a 9.53% preference return on its capital base of $47.0 million ($4,479,000); next to pay the Preference Deficit on the second preference return (currently $10.2 million); then to Cornerstone as an 8% second preference return on its capital base of $100.0 million ($8,000,000). Any remaining cash flow is split 50% to Cornerstone and 50% to 1212 Partnership, Cornerstone's partner. The cumulative Preference Deficit earns interest at a rate of 8% until it is repaid. 1212 Partnership does not currently share in the cash flow from Washington Mutual Tower. With regard to the sale of the building, the Company will receive the first $157.2 million of proceeds after repayment of the $79.1 million mortgage ($236.3 million in total proceeds). Any proceeds above this amount will be split 50/50 with Cornerstone's partners.

191 Peachtree Street

         Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. In addition, the partner in the transaction, CH Associates, Ltd., will receive an annual incentive distribution of $250,000 which Cornerstone expects it will receive under the partnership agreement through February 28, 2000. Cornerstone receives the remaining cash flow until such time as its cumulative undistributed preferred return ($159.3 million as of 3/31/99) has been reimbursed. Excess cash flow will be split 80% to Cornerstone and 20% to CH Associates, Ltd. Sales proceeds from 191 Peachtree Street will be split as follows as of March 31, 1999:

                  1) To Debt                                        $ 1.8 million
                  2) To Cornerstone (as partial holder
                     of the debt)                                   $158.4 million
                  3) To Cornerstone for its undistributed
                     preferred return                               $ 14.3 million
                  4) To Cornerstone for its priority capital
                     contribution                                   $145.0 million



500 Boylston and 222 Berkeley Street

         Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 91.5% partnership interest and Hines' 8.5% partnership interest.



One Post Street, San Francisco

         Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 50.0% interest and McKesson Corporation's 50.0% interest. This property is accounted for using the equity method of accounting.



120 Montgomery Street, San Francisco

         Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 66.7% partnership interest and Sansome Partners III, L.P.'s 33.3% partnership interest.